As filed with the Securities and Exchange Commission on September 2, 2011
File Nos. 811-07763
333-10015

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	50	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	51	[X]

(Check appropriate box or boxes)

MASTERS’ SELECT FUNDS TRUST
(Exact name of Registrant as Specified in Charter)

4 Orinda Way, Suite 230-D, Orinda, California 94563
(Address of Principal Executive Offices)

(925) 254-8999
(Registrant's Telephone Number, including Area Code)

Kenneth E. Gregory
4 Orinda Way, Suite 230-D
Orinda, California 94563
(Name and address of agent for Service)

Copies of Communications to:
Mitchell Nichter, Esq.
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

[X]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 50 to the Registration Statement of Masters’ Select Funds Trust is being filed to register a new Fund to the Trust: Litman Gregory Masters Alternative Strategies Fund.

Litman Gregory Funds Trust

Prospectus

(Share Class – Ticker Symbol)

Litman Gregory Masters Alternative Strategies Fund

Institutional Class – MASFX

Investor Class – MASFNX

September 2, 2011

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC judged whether the information in this prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

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Summary Section

Litman Gregory Masters Alternative Strategies Fund

Investment Objective

The Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

Fees and Expenses of the Alternative Strategies Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Strategies Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%	2.00%
Exchange Fees	None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	1.40%	1.40%
Distribution and or Service (12b-1) Fees	None	0.25%
Other Expenses (1)	0.44%	0.44%
Total Annual Fund Operating Expenses	1.84%	2.09%
Fee Waiver and/or Expense Reimbursement (2)	(0.35%)	(0.35%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.49%	1.74%
(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)
Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Alternative Strategies Fund, has contractually agreed to waive a portion of the advisory  fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through September 30, 2012 (unless otherwise sooner terminated) to ensure that the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Institutional Class and the Investor Class will not exceed 1.49% and 1.74%, respectively. That agreement may be renewed after September 30, 2012 for periods not exceeding one year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust on sixty (60) days’ written notice to Litman Gregory. Litman Gregory may also decline to renew that agreement on thirty (30) days’ written notice to the Trust.  Any fee waiver or expense reimbursement made pursuant to that agreement is subject to the repayment by the Alternative Strategies Fund within three (3) years following the fiscal year in which the fee waiver or expense reimbursement occurred but only if the Alternative Strategies Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board.

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Example

This example is intended to help you compare the cost of investing in the Alternative Strategies Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Alternative Strategies Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Alternative Strategies Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$152	$545	$963	$2,130
Investor Class	$177	$621	$1,092	$2,393

Portfolio Turnover

The Alternative Strategies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account.  These costs, which are not reflected in the estimated annual fund operating expenses or in the example, will affect the Alternative Strategies Fund’s performance.

Principal Strategies

Litman Gregory, the advisor to the Alternative Strategies Fund, believes that it is possible to identify highly skilled and experienced investment managers who can successfully execute various investment approaches that target materially lower volatility than the stock market or that have a low correlation or low sensitivity to traditional investment strategies, or both, so that the overall performance of the Alternative Strategies Fund is not heavily dependent on steadily rising stock or bond market to earn its return over a market cycle. Furthermore, Litman Gregory believes that by allocating assets among multiple investment managers with different but complimentary strategies it can further enhance the risk-adjusted return potential of an overall fund portfolio over a full market cycle.

Based on these beliefs, the Alternative Strategies Fund’s strategy is to engage a number of established investment managers as sub-advisors (each a “sub-advisor” or “manager”) to offer investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively.  The Alternative Strategies Fund is intended to be used by investors as a source of diversification for traditional stock and bond portfolios to reduce volatility and potentially enhance returns relative to various measures of risk.

Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy, the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market.  Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the Alternative Strategies Fund’s overall portfolio. No strategy will be allocated less than 15% of portfolio assets or more than 35% of portfolio assets. It is possible that additional managers and strategies will be added to the Alternative Strategies Fund in the future.

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Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures.  In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund.  They may also invest in derivatives to manage risk or enhance return and can also utilize leverage to a limited degree.  Each of the managers may invest in illiquid securities; however, the Fund as a whole may not hold more than 15% of its net assets in illiquid securities.  In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds.  In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility.  However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, and (4) an absolute return fixed income strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies.  Litman Gregory may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative Strategies Fund’s portfolio at all times.

The sub-advisor that manages the arbitrage strategy seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets and may follow merger arbitrage, convertible arbitrage and capital structure arbitrage strategies.  This objective is pursued by investing in equity and debt securities of U.S. and non-U.S. companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

The sub-advisor that manages the opportunistic income strategy allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio.  The sub-advisor may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities.  When investing in mortgage related securities, the sub-advisor may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; collateralized mortgage obligations (“CMOs”) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (CMBS); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities.

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The sub-advisor that managers the contrarian opportunity strategy focuses on investments that offer absolute rather than relative value.  The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital.  Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.

The sub-advisor that manages the absolute return fixed income strategy seeks to achieve positive total returns over a full market cycle with relatively low volatility.  The sub-advisor intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk.  Under normal market conditions, the sub-advisor.may invest (1) up to 75% of the total assets allocated to it in below investment-grade fixed income securities and related derivatives; (2) up to 75% of the total assets allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives; and (3) up to 20% of the total assets allocated to it in equity related securities and derivatives.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Alternative Strategies Fund. An investment in the Alternative Strategies Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The principal risks of investing in the Alternative Strategies Fund are:

•
Equity Securities Risk.  This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies.  These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

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•
Debt Securities Risk.This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances.  The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates.

•
Below Investment-Grade Fixed Income Securities Risk.  This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities.  These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality.  These securities have greater risk of default than higher rated securities.  The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.  There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•
Interest Rate Risk.  This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•
Credit Risk. This is the risk that the Alternative Strategies Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•
Convertible Securities Risk.  This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•
Mortgage-Backed Securities Risk.  This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•
Currency Risk.  This is the risk that investing in foreign currencies may expose the Alternative Strategies Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency.  The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes.

•
Foreign Investment and Emerging Markets Risks.  This is the risk that an investment in foreign (non-U.S.) securities may cause the Alternative Strategies Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets.  These risks are greater in emerging markets.  There is no limit to the Alternative Strategies Fund’s ability to invest in emerging markets, however the fund does not expected to invest the majority of its assets in emerging market securities under normal market conditions.  There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities.

•
Currency Risk.  This is the risk that investing in foreign currencies may expose the Alternative Strategies Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency.  The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes.

•
Leverage Risk.  This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used.  Leverage may result from certain transactions, including the use of derivatives and borrowing.

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•
Derivatives Risk.  This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative Strategies Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•
Short Sale Risk.  This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•
Multi-Strategy Management Risk.  This is the risk that the Alternative Strategies Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Alternative Strategies Fund’s assets.   Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•
Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies.  High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account.

•
Unfavorable Tax Treatment Risk:    This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

Performance

Because the Alternative Strategies Fund is not yet operational, no performance information is presented for the Alternative Strategies Fund at this time. In the future, performance information will be presented in this section of the Prospectus. The performance information, when presented, will give investors some indication of the risks of an investment in the Alternative Strategies Fund by showing changes in the Alternative Strategies Fund’s performance from year to year and by comparing the Alternative Strategies Fund’s performance with the performance of a broad-based market index and other indexes.

Management

Investment Advisor	Portfolio Manager

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, Chief Investment Officer and Portfolio Manager

Sub-Advisor	Portfolio Manager

DoubleLine Capital LP	Jeffrey Gundlach, Chief Executive Officer, Chief Investment Officer, Portfolio Manager

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Sub-Advisor	Portfolio Manager
First Pacific Advisors, LLC	Steven Romick, CFA, Managing Partner, Chief Investment Officer, Portfolio Manager
Brian Selmo, Portfolio Manager
Mark Landecker, Portfolio Manager

Loomis Sayles and Company, LP	Matthew Egan, Vice President and Portfolio Manager
Kevin Kearns, Vice President and Portfolio Manager
Todd Vandam, Vice President and Portfolio Manager

Water Island Capital, LLC	John Orrico, President and Portfolio Manager
Todd Munn, Portfolio Manager
Roger Foltynowicz, Portfolio Manager
Gregg Loprete, Portfolio Manager

Summary of Other Important Information Regarding the Alternative Strategies Fund

Transaction Policies

You may purchase, redeem or exchange Alternative Strategies Fund shares on any business day by written request via mail (The Litman Gregory Funds Trust, c/o Boston Financial Data Services, P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary.  The minimum initial and subsequent investment amounts for the Alternative Strategies Fund are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Alternative Strategies Fund or the distributor of the Alternative Strategies Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Alternative Strategies Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time.

The Trust reserves the right to close the Alternative Strategies Fund to new investors at any time.

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Tax Information

The Alternative Strategies Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Alternative Strategies Fund through a broker-dealer or other financial intermediary (such as a bank), the Alternative Strategies Fund and its related companies may pay the intermediary for the sale of Alternative Strategies Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Alternative Strategies Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Description of Principal Investment Risks

All mutual funds carry a certain amount of risk. The Alternative Strategies Fund’s returns will vary, and you could lose money on your investment in the Alternative Strategies Fund. An investment in the Alternative Strategies Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  Your investment in the Alternative Strategies Fund is exposed to different risks, many of which are described above in the “Principal Risks” section and in more detail below.  Additional information about the risks of investing in the Alternative Strategies Fund is included in the Statement of Additional Information (“SAI”).

Equity Securities Risk
The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Debt Securities Risk
The value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate, sometimes rapidly, in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. The prices of debt securities can be volatile, and there can be severe limitations in the ability to value or sell certain debt securities, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market recently experienced.

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Below Investment-Grade Fixed Income Securities Risk
Below investment-grade fixed income securities (also known as “junk bonds”) are considered speculative.  These securities are rated Ba through C by Moody’s Investors Service (“Moody’s”) or BB through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality.  These securities may be subject to greater risks than those of higher rated fixed income securities, including greater risk of default. The market value of below investment-grade fixed income securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade fixed income securities may depress prices and diminish liquidity for such securities. The market for below investment-grade fixed income securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Alternative Strategies Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby giving rise to valuation risk. In addition, the Alternative Strategies Fund may incur additional expenses if a holding defaults and the Alternative Strategies Fund has to seek recovery of its principal investment. Below investment-grade fixed income securities may also present risks based on payment expectations.
For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Alternative Strategies Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.  There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

Interest Rate Risk
Changes in interest rates may cause the value of debt securities to decline. Generally, the value of debt securities rises when prevailing interest rates fall and falls when prevailing interest rates rise.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Credit Risk
Credit risk is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payments of principal and/or interest, or to otherwise honor its obligations. The Alternative Strategies Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions, such as foreign currency transactions. As a result, in instances where the Alternative Strategies Fund enters into OTC derivative transactions, the Alternative Strategies Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Alternative Strategies Fund will sustain losses or be unable to realize gains.

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Convertible Securities Risk
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings.  The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Mortgage-Backed Securities Risk
Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The values of some mortgage-backed securities may expose the Alternative Strategies Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.  Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities.

Foreign Investment and Emerging Markets Risks
Investing in foreign (non-U.S) securities may expose the Alternative Strategies Fund to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. These risks are greater in the emerging markets.  There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities.

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Currency Risk
The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes.  Investing in foreign currencies exposes the fund to fluctuations in currency exchange rates.  Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Alternative Strategies Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments, such as forward currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, cross-currency instruments (such as swaps) and direct investments in foreign currencies. The Alternative Strategies Fund also is subject to currency risk because it may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The sub-advisors may elect not to hedge currency risk, which may cause the Alternative Strategies Fund to incur losses that would not have been incurred had the risk been hedged.

Leverage Risk
Leverage may result from certain transactions, including the use of derivatives and borrowing. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, the use of leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used.  Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

Derivatives Risk
Some of the instruments in which the Alternative Strategies Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks.  Some OTC derivative instruments may expose the Alternative Strategies Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Alternative Strategies Fund may lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.  Investing for hedging purposes or to increase the Alternative Strategies Fund’s return may result in certain additional transaction costs that may reduce the Alternative Strategies Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the sub-advisers. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of the Alternative Strategies Fund. Certain derivatives may create a risk of loss greater than the amount invested.

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Short Sale Risk
The Alternative Strategies Fund may suffer a loss if it sells a security short and the value of the security does not go down as expected.  The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Short sales expose the Alternative Strategies Fund to the risk that it may be compelled to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Alternative Strategies Fund. The Alternative Strategies Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Alternative Strategies Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Alternative Strategies Fund.  To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

Merger Arbitrage Risk
Merger arbitrage seeks to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations (each, a “deal”).  The success of merger arbitrage depends on the discount between the deal price and the price of the target company’s stock after the deal is announced but before it is closed.  If a proposed reorganization in which the Alternative Strategies Fund invests is renegotiated or terminated, the Alternative Strategies Fund may suffer a loss.

Multi-Strategy Management Risk
Because segments of the Alternative Strategies Fund's assets are managed by different portfolio managers using different strategies, it could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management strategy.  Litman Gregory’s and the sub-advisors’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Alternative Strategies Fund invests may prove to be incorrect, and there is no guarantee that Litman Gregory’s judgment will produce the desired results.  In addition, the Alternative Strategies Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Alternative Strategies Fund’s value may be adversely affected.

Portfolio Turnover Risk
Certain of the Alternative Strategies Fund’s investment strategies may result in it having higher portfolio turnover rates. Higher portfolio turnover may cause the Alternative Strategies Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and may cause shareholders to incur increased taxes on their investment in the Alternative Strategies Fund. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of the Alternative Strategies Fund consistent with its investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager’s outlook.

Unfavorable Tax Treatment Risk
Various types of investments in which the Alternative Strategies Fund may invest, including derivatives, mortgage related securities, and REITs, may cause the Alternative Strategies Fund’s returns to be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates.

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Fund Management and Investment Styles

The Advisor

The Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund” or the “Fund”) is managed by Litman Gregory Fund Advisors, LLC (“Litman Gregory”), 4 Orinda Way, Orinda, California, 94563.  Litman Gregory has overall responsibility for assets under management. In carrying out this responsibility, Litman Gregory recommends the selection of managers as sub-advisors of the Alternative Strategies Fund (each, a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers and monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance. In addition, Litman Gregory determines when to reallocate or rebalance the managers’ assets, taking into account many factors, including tactical over- or under-weightings of managers at certain points in time, determines the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ sub-portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Alternative Strategies Fund.

Jeremy DeGroot, CFA, is the Portfolio Manager of the Alternative Strategies Fund.  He is also a member of Litman Gregory Asset Management, LLC and serves as its Chief Investment Officer.  He is the co-portfolio manager of the Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Value Fund, Litman Gregory Masters Smaller Companies Fund and Litman Gregory Masters Focused Opportunities Fund. Prior to joining Litman Gregory in 1999, DeGroot was a Manager in KPMG Peat Marwick's Economic Consulting Services practice since 1998.  From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients.  He has a Master’s degree in Economics from the University of California Berkeley.

Sub-Advisor Evaluation and Selection

Litman Gregory is responsible for hiring and replacing managers. Before hiring a sub-advisor, Litman Gregory performs extensive due diligence.  This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision.  Litman Gregory’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.  Each of the sub-advisor’s management fee is also an important consideration.  It is Litman Gregory’s objective to hire sub-advisors who it believes are skilled and will deliver strong market cycle returns when taking risk into account. Litman Gregory will favor managers who it believes focus on markets or investment strategies that are inherently low risk on an absolute basis or relative to their return potential; and managers who have a clearly risk-sensitive mindset in executing their portfolio strategy. Generally, Litman Gregory prefers managers who it believes will be able to add value through security selection and from tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective.

Multi-Manager Issues

More on Multi-Style Management:  The investment methods used by the managers in selecting securities for the Alternative Strategies Fund vary.  The segment of the Alternative Strategies Fund’s portfolio under the direction of each manager will, under normal circumstances, differ from the segments directed by the other managers in a variety of ways, including with respect to fundamental investment strategy, security type, portfolio composition, turnover, issuer capitalization and issuer financial condition.  Because selections are made independently by each manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Alternative Strategies Fund or that several managers may simultaneously favor the same asset class or industry segment.  Litman Gregory monitors the overall portfolio on an ongoing basis to assess whether it believes such overlaps, if any, may result in the lack of adequate diversification.

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Litman Gregory is responsible for establishing target allocations and adjusting allocations of the Alternative Strategies Fund’s assets among the sub-advisor portfolios, the timing and degree of which will be determined in its sole discretion by Litman Gregory. At times, allocation adjustments may be considered tactical with over- or under-allocations to certain managers based on Litman Gregory’s assessment of the risk and return potential of each manager’s strategy at that point in time.  Manager allocations are also influenced by each manager’s historical returns and volatility, which are assessed by examining the performance of strategies run by the managers in their private (hedge) funds or other accounts that Litman Gregory believes to be similar to those that will be used for the Alternative Strategies Fund.  Litman Gregory has analyzed the individual and combined performance of the managers in a variety of investment environments, including the 2008 financial crisis as well as other types of positive and negative market environments.  Each manager independently selects the brokers and dealers to execute transactions for the segment of the Alternative Strategies Fund being managed by that manager.
In the event a manager ceases to manage a segment of the Alternative Strategies Fund’s portfolio, Litman Gregory will select a replacement manager or allocate the departing manager’s assets among the remaining managers.  The securities that were held in the departing manager’s segment of the Alternative Strategies Fund’s portfolio may be allocated to and retained by another manager of the Fund or may be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.  Litman Gregory may also add additional managers in order to increase diversification or capacity of the Alternative Strategies Fund.

The Statement of Additional Information (the “SAI”) provides additional information about the compensation of each portfolio manager at each sub-advisor, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities of the Alternative Strategies Fund.

Multi-Manager Exemptive Order:  Litman Gregory has obtained an exemptive order from the Securities and Exchange Commission (the “SEC”), which permits it, subject to certain conditions, to select new managers with the approval of the Board and without obtaining shareholder approval.  The order also permits Litman Gregory to change the terms of agreements with the managers or to continue the employment of a manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any manager changes.  Shareholders have the right to terminate arrangements with a manager for the Alternative Strategies Fund by vote of a majority of the outstanding shares of the Alternative Strategies Fund.  The order also permits the Alternative Strategies Fund to disclose managers’ fees only in the aggregate in its registration statement.

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Advisory Fees

The Alternative Strategies Fund pays a monthly advisory fee to Litman Gregory based on the Alternative Strategies Fund’s average daily net assets.  The table below illustrates the base fees paid to Litman Gregory along with reduced fees paid on assets in excess of certain levels (breakpoints).

Asset Level	Advisory Fee
Up to $2 billion	1.40%
Between $2 and $3 billion	1.30%
Between $3 and $4 billion	1.25%
Excess over $4 billion	1.20%

Litman Gregory, not the Alternative Strategies Fund, is responsible for payment of the sub-advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its discretion.  Based on the initial allocation of Fund assets among the sub-advisors, the aggregate fees payable to the sub-advisors is 0.825%.

Litman Gregory has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Alternative Strategies Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through September 30, 2012 (unless otherwise sooner terminated) to ensure that the Alternative Strategies Fund’s total annual fund operating expenses after fee waiver and/or expense reimbursement will not exceed 1.49% and 1.74% on the daily net assets attributable to the Institutional Class and the Investor Class, respectively, subject to possible recoupment from the Alternative Strategies Fund in the future by Litman Gregory on a rolling three-year basis (i.e., within three years following the fiscal year in which the fees were waived or the expenses were reimbursed) if such recoupment can be achieved within the foregoing expense limits and the recoupment is approved by the Board.

Portfolio Holdings Information

A description of the Alternative Strategies Fund’s policies and procedures regarding disclosure of the Alternative Strategies Fund’s portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Alternative Strategies Fund’s transfer agent at 1-800-960-0188.

Portfolio Managers and Investment Strategies

Investment Manager/Firm	Target Allocation Range	Strategy
Jeffrey Gundlach/DoubleLine Capital LP	15%-35%	Opportunistic Income
Steven Romick, Brian Selmo, Mark Landecker, First Pacific Advisors, LLC	15%-35%	Contrarian Opportunity
Matt Eagan, Kevin Kearns, Todd Vandam/Loomis Sayles &Company, LP	15%-35%	Absolute Return Fixed Income
John Orrico, Todd Munn, Roger Foltynowicz, Gregg Loprete/Water Island Capital, LLP	15%-35%	Arbitrage

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Opportunistic Income Strategy
Jeffrey Gundlach
DoubleLine Capital LP
333 South Grand Avenue, Suite 1800
Los Angeles, CA  90071

Jeffrey Gundlach is the portfolio manager responsible for the opportunistic income strategy, which is the segment of the Alternative Strategies Fund’s assets managed by DoubleLine Capital LP (“DoubleLine”) (the “Opportunistic Income Strategy”).  Gundlach is Chief Executive Officer and Chief Investment Officer of DoubleLine, which he co-founded in 2009.  He is the portfolio manager for the DoubleLine Core Fixed Income Fund, co-portfolio manager for the DoubleLine Total Return Bond Fund, and one of the portfolio managers for the DoubleLine Multi-Asset Growth Fund.  Gundlach also manages private accounts.  Prior to founding DoubleLine, Gundlach was associated with TCW Group Inc., where he was Chief Investment Officer, Group Managing Director and President.

Gundlach and his team at DoubleLine operate under the cardinal mandate of delivering superior risk-adjusted fixed income returns.  They seek to deliver positive absolute returns in excess of an appropriate aggregate fixed income index with portfolio volatility that is similar to U.S. long-term treasury securities.  Investment ideas employed by Gundlach and his team must offer an asymmetric, positively skewed risk-reward profile.  As a result, a great deal of their analysis seeks to identify fixed income securities that they believe offer greater potential payoff than potential loss under multiple scenarios.  Ultimately, a combination of risk management, asset allocation and security selection forms Gundlach’s investment process.

Portfolios are constructed with the intent to outperform under a range of future outcomes.  DoubleLine’s risk integration process seeks to combine assets that will perform differently in different scenarios so that the overall portfolio generates acceptable performance.  This process includes balancing the strength of cash flows from certain asset classes against various potential economic or market risks.

When considering a specific investment in any sector, Gundlach’s primary focus is on the predictability of the cash flow generated during an entire interest rate or credit cycle.  When volatility is low, he emphasizes securities he expects to generate the best overall return over a cycle rather than simply buying the highest yield at a given point in time.

In implementing the Opportunistic Income Strategy, Gundlach allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio.  He may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds;  bonds or other obligations issued by  domestic or foreign  governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities.  Gundlach’s investments in mortgage related securities may at times represent a substantial portion (up to 100%) of the segment allocated to him when certain market conditions exist that Gundlach believes offer potentially attractive risk adjusted returns.  He may, to a limited extent, employ leverage within the Opportunistic Income Strategy, which is also being used for other accounts managed by DoubleLine.

When investing in mortgage related securities, Gundlach may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Government National Mortgage Association, the Federal National  Mortgage Association and the Federal Home Loan Mortgage Corporation; collateralized mortgage obligations (“CMOs”) including real estate mortgage investment conduits (REMICS) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (CMBS); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. Gundlach compares opportunities in other sectors of the global fixed income market to opportunities available in the mortgage sector with the aim of attempting to construct a portfolio with the most attractive return potential given his risk management objectives.

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Contrarian Opportunity Strategy
Steven Romick, CFA
Brian Selmo, CFA
Mark Landecker, CFA
First Pacific Advisors, LLC
11400 West Olympic Blvd, Suite 1200
Los Angeles, CA  90064

Steven Romick, Brian Selmo and Mark Landecker are the portfolio managers responsible for the contrarian opportunity strategy, which is the segment of the Alternative Strategies Fund’s assets managed by First Pacific Advisors, LLC (“FPA”) (the “Contrarian Opportunity Strategy”).   Romick joined FPA in 1993 and is currently a Managing Partner of the firm.  He has been the portfolio manager of the FPA Crescent Fund since its inception in 1993, manages separate accounts in FPA’s Contrarian Value style and is also manager of the FPA Hawkeye Fund, LLC and the FPA Multi-Advisor Fund, LP.  Selmo joined FPA in 2008 and is the director of research for the FPA Crescent Fund in the Contrarian Value style and FPA Hawkeye Fund, LLC. He was previously a founder and managing member of Eagle Lake Capital, LLC from 2006 to 2008. He was a portfolio manager at Coast Asset Management from 2003 to 2006, a senior analyst at Third Avenue Management from 2001 to 2003, and an analyst at Rothschild, Inc. from 2000 to 2001.  Landecker joined FPA in 2009 as a portfolio manager for the FPA Global Opportunity Fund and is also a research analyst for the Contrarian Value style and FPA Hawkeye Funds, LLC. Prior to joining FPA, Landecker served as a portfolio manager at both Kinney Asset Management and Arrow Investments, Inc. He also has experience in corporate finance, consulting, and private equity.

It is anticipated that this segment will be managed, to the degree practical, with the intent to replicate elements of private funds also managed by FPA. The elements replicated could include investment strategies such as hedging, highly concentrated positions, illiquid and restricted securities, international investments, coupled with the potential for maintaining high levels of liquidity. The manager expects to implement these strategies through investing opportunistically in a wide variety of securities as discussed below.

The Contrarian Opportunity Strategy leads to investments that offer absolute rather than relative value with an objective of strong risk-adjusted returns.   As absolute return investors, the FPA team seeks genuine bargains rather than relatively attractive securities.  The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital.   Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.  A company purchased might not look inexpensive, considering current earnings and return on capital; however, its valuation may reflect such conditions as a weak economy, an increase in raw material costs, a management misstep, or any number of other temporary conditions. The FPA team believes that price drops caused by such developments can, and often do, provide buying opportunities.

The FPA team employs the broad mandate of the FPA contrarian strategy to invest across the capital structure, asset classes, market capitalization, industries and geographies using a wide variety of instruments. The FPA team invests in an opportunistic manner, based on its view of the world and the businesses/situations that it understands.  It looks for what is out of favor, taking into account the current landscape and how it might change over time, both organically and through exogenous events.  The FPA team emphasizes independent research and spends little time with Wall Street analysts because it prefers to focus its research on interactions with business operators and industry leaders.

The FPA team narrows the universe of potential investments by establishing five categories: Long Equity, Short Equity, Credit, Cash and Equivalents and a smaller “Other” category.

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Long Equity:   The FPA team may invest in companies with solid balance sheets and unquestionable competitive strength and shareholder-centric management; companies of lesser quality but with strong long-term upside potential; companies with shorter term upside potential driven by identified catalysts that are expected to have a positive impact on the value of the underlying business such as balance sheet optimization, operational turnarounds or corporate actions; and companies whose disparate parts have greater aggregate value than the current stock price and may engage in intra-company arbitrage of such companies by either holding long positions in one share class of such a company and shorting another share class of the same company or longing a parent or holding company and shorting one or several of its underlying companies to create a stub equity position that is valued at a deep discount to intrinsic value.

Short Equity:   The FPA team will seek opportunities in deteriorating companies with declining business metrics that are not reflected in the stock price; companies with balance sheet issues such as overstated asset accounts that may result in operational cash flows that fall significantly short of net income; paired trades that involve shorting a company in the same industry as one of the long position the FPA team holds to serve as a partial hedge against industry specific risk; and intra-company arbitrage as discussed above.

Credit:   The FPA team will consider performing credits that have a yield to maturity reasonably in excess of U.S. Treasuries of comparable maturity and that the holder has a high likelihood of receiving principal and interest payments.  The FPA team will also consider the bonds of corporations that it believes have some chance but a low likelihood of needing to restructure their debt.  These bonds may have higher yields than those of performing credits.  The FPA team may also purchase distressed debt, which it defines as corporate debt that has either defaulted or which has a high likelihood of being restructured, either voluntarily or by default.

Other: Investments will typically include illiquid securities that the FPA team believes allow it to take advantage of situations that are not available in the public markets.  These could include private equity, debt and real estate investments. Investment in illiquid securities is typically limited to no more than 15% of the FPA team’s portfolio.

Cash and Equivalents: Investments in cash and cash equivalents are a residual of the FPA team’s investment process rather than a macro-driven rationale.  The FPA team believes that liquidity is an important risk management tool and also believes that it provides the ability to take advantage of future opportunities.

Once the FPA team decides which categories provide the best opportunities to achieve its long-range goal of equity-like returns with less than market risk, it then identifies specific investment opportunities within those categories.  The goal of gaining comfort with a given investment is based on determining what it needs to know in order to prove the correctness of the original thesis that drew its interest and triggered further research.  This research process is supported by reading current and historic SEC filings and conference call transcripts, reviewing pertinent periodicals, studying the competition, and establishing a valuation model. The FPA team works to gain a knowledge edge and an understanding of the business or industry that may not be universal. Such due diligence may take the form of conversations with ex-employees, vendors, suppliers, competitors and industry consultants.   As a result of the process, the FPA team invests only in positions that it believes offer a compelling economic risk/reward proposition on an absolute basis. If prospective investments do not meet that requirement, then the FPA team waits until it can purchase a security at a substantial discount to that company’s worth or intrinsic value.  The FPA team also factors a macro-economic view into its security analysis and portfolio construction, which may cause it to be over-weighted in certain asset classes or sectors at times while completely avoiding others.

The FPA team distinguishes between the risk of permanent loss of capital and volatility, and seeks to distinguish their strategy by using volatility to its advantage rather than its detriment. Instead of composing a portfolio designed to mimic the performance of a benchmark or index, the FPA team utilizes the deeply-held contrarian philosophy oriented toward pushing back on a rising market by reducing exposure (thus allowing cash to increase), and conversely, leaning into a falling market and spending that cash to opportunistically buy inexpensive securities.  The goal is to invest in securities that have what they believe to be advantageous upside/downside characteristics; that is, the FPA team seeks to make sure that it could potentially make a multiple of what it could potentially lose.

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Absolute Return Fixed Income Strategy
Matt Eagan
Kevin Kearns
Todd Vandam
Loomis Sayles & Company, LP
One Financial Center
Boston, MA  02111

Matthew Eagan, Kevin Kearns and Todd Vandam are the portfolio managers responsible for the absolute return fixed income strategy, which is the segment of the Alternative Strategies Fund’s assets managed by Loomis Sayles & Company, LP (“Loomis”) (the “Absolute Return Fixed Income Strategy”).  Eagan joined Loomis in 1997 as a fixed income analyst and is currently Vice President and the lead portfolio manager of the Loomis Sayles Absolute Strategies Fund, as well as an associate portfolio manager for the Loomis Sayles Bond Fund, the Loomis Sayles Strategic Income Fund and other fixed income funds managed by Loomis.   Prior to joining Loomis, he was a senior fixed income analyst at the Liberty Mutual Life Insurance Company and a senior credit analyst for BancBoston Financial Company.  Kearns joined Loomis in 2007 and is a vice president, portfolio manager and senior derivatives strategist in the absolute return and credit opportunity areas within the fixed income group. He co-manages credit and absolute return institutional portfolios, including the Loomis Sayles Credit Long Short Fund, the Loomis Sayles Absolute Strategies Fund and the Loomis Sayles Multi-Asset Real Return Fund. Prior to joining Loomis, he was the director of derivatives, quantitative analysis and risk management at Boldwater Capital Management and managing director at Fleet Boston in Boston.  Vandam is a vice president of Loomis and co-portfolio manager of the Loomis Sayles Absolute Strategies Fund. He is also senior credit strategist for Loomis, where he works with the fixed income high yield and investment grade teams. Prior to joining Loomis in 1994, Vandam worked as a Field Artillery Officer in the United States Army.

The Absolute Return Fixed Income Strategy has an absolute return investment objective, which means that it is not managed relative to an index and that it attempts to achieve positive total returns over a full market cycle with relatively low volatility. The Loomis team intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk.

The Loomis team may invest up to 75% of the total assets of the segment allocated to it in below investment-grade fixed income securities (also known as “junk bonds”) and derivatives that have returns related to the returns on below investment-grade fixed income securities. Under normal market conditions, the Loomis team also may invest up to 75% of the total assets of the segment allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives. Under normal conditions, the Loomis team may invest up to 20% of the total assets of the segment allocated to it in equity-related securities and derivatives. There is no limit on the amount of preferred securities. The Loomis team expects that exposure to these asset classes will often be obtained substantially through the use of derivative instruments. Currency positions that are intended to hedge the Loomis team’s non-U.S. currency exposure (i.e., currency positions that are not made for investment purposes) will offset positions in the same currency that are made for investment purposes when calculating the limitation on investments in non-U.S. and emerging market currency investments because the Loomis team believes that hedging a currency position is likely to negate some or all of the currency risk associated with the original currency position. Restrictions will apply at the time of purchase.

The Loomis team’s investment process employs both top-down (macro themes) and bottom-up (security selection) components and uses the resources of the entire Loomis Sayles infrastructure.  The Loomis team identifies key macro themes over a 3- and 12-month horizon and assesses top-down risk/return opportunities across the interest rate curve, credit markets and currencies.  The Loomis team draws on the strength and depth of the entire Loomis research team as it evaluates these themes.  Fourteen Macro and Market Sector teams support the Loomis team by sharing their sector’s risk/return characteristics and uncovering specific credits that they believe may offer the best return potential.

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In selecting investments for the Absolute Return Fixed Income Strategy, the Loomis team develops long-term portfolio themes driven by macro-economic indicators. These include secular global economic trends, demographic trends and labor supply, analysis of global capital flows and assessments of geopolitical factors. The Loomis team then develops shorter-term portfolio strategies based on factors including, but not limited to, economic, credit and Federal Reserve cycles, top-down sector valuations and bottom-up security valuations. The Loomis team employs active risk management, with a focus on credit, interest rate and currency risks. Additionally, the Loomis team will use risk management tools in constructing and optimizing the portfolio and seek to manage risk on an ongoing basis.  The Loomis team expects to actively evaluate each investment idea based upon its return potential, its level of risk and its fit within the team’s overall macro strategy when deciding whether to buy or sell investments, with the goal of continually optimizing the portfolio.

The Loomis team seeks to gain a performance edge by integrating the global macro themes with Loomis’ best bottom-up security selection, risk analysis and trading capabilities to create the best expected risk/return portfolio.   The Loomis team will pursue its investment goal by obtaining long investment exposures through direct cash investments and derivatives and short investment exposures substantially through derivatives. A “long” investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A “short” investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The Loomis team’s long and short investment exposures may, at times, each reach 150% of the assets invested in this segment of the Alternative Strategies Fund (excluding instruments primarily used for duration management and short-term investments (such as cash and money market instruments)), although these exposures may be higher or lower at any given time.

Investments:  In connection with its principal investment strategies, the Loomis team may invest in a broad range of U.S. and non-U.S. fixed income securities, including, but not limited to, corporate bonds, municipal securities, U.S. and non-U.S. government securities (including their agencies, instrumentalities and sponsored entities), securities of supranational entities, emerging market securities, commercial and residential mortgage-backed securities, CMOs, other mortgage-related securities (such as adjustable rate mortgage securities), asset backed securities, bank loans, convertible bonds, Rule 144A securities, REITs, zero-coupon securities, step coupon securities, pay-in-kind securities, inflation-linked bonds, variable and floating rate securities, private placements and commercial paper and preferred securities. Additionally, the Absolute Return Fixed Income Strategy involves limited investments in equities and exchange–traded funds (“ETFs”).

Non-U.S. Currency Investments: Under normal market conditions, the Loomis team may engage in a broad range of transactions involving non-U.S. and emerging market currencies, including, but not limited to, purchasing and selling forward currency exchange contracts in non-U.S. or emerging market currencies, investing in non-U.S. currency futures contracts, investing in options on non-U.S. currencies and non-U.S. currency futures, investing in cross currency instruments (such as swaps), investing directly in non-U.S. currencies and investing in securities denominated in non-U.S. currencies. The Loomis team may also engage in non-U.S. currency transactions for investment or for hedging purposes.

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Derivative Investments: For investment and hedging purposes, the Loomis team may invest substantially in a broad range of derivatives instruments, and sometimes the majority of its investment returns will derive from its derivative investments.  These derivative instruments include, but are not limited to, futures contracts (such as treasury futures and index futures), forward contracts, options (such as options on futures contracts, options on securities, interest rate/bond options, currency options, options on swaps and over-the-counter (“OTC”) options), warrants (such as non-U.S. currency warrants) and swap transactions (such as interest rate swaps, total return swaps and index swaps).  In addition, the Loomis team may invest in credit derivative products that may be used to manage default risk and credit exposure.  Examples of such products include, but are not limited to, credit default swap index products (such as LCDX, CMBX and ABX index products), single name credit default swaps, loan credit default swaps and asset-backed credit default swaps.  Derivative instruments (such as those listed above) can be used to acquire or to transfer the risk and returns of a security without buying or selling the security. The Loomis team’s strategy may be highly dependent on the use of derivatives, and to the extent that they become unavailable or unattractive the Loomis team may be unable to fully implement its investment strategy.

The Loomis team is not limited as to the duration of its portfolio, which will change over time but is likely to be within a range of -5 years to +10 years.

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Arbitrage Strategy
John Orrico CFA
Todd Munn
Roger Foltynowicz
Gregg Loprete
Water Island Capital LLC
41 Madison Avenue, 42nd Floor
New York, NY  10010

John Orrico, Todd Munn, Roger Foltynowicz and Gregg Loprete are the portfolio managers responsible for the arbitrage strategy, which is the segment of the Alternative Strategies Fund’s assets managed by Water Island Capital, LLC (“Water Island”) (the “Arbitrage Strategy”).  Orrico founded Water Island in 2000 and serves as its President.   He is the co-portfolio manager of The Arbitrage Fund and The Arbitrage Event-Driven Fund.  Munn joined Water Island in 2003 and is currently a portfolio manager at the firm.  He has worked as a senior analyst and trader on both U.S. and foreign arbitrage portfolios as well as special situations since joining the firm.  Foltynowicz joined Water Island in 2003 and is a portfolio manager at the firm. He is responsible for analyzing arbitrage situations and special situations for both the Arbitrage and Arbitrage Event Drive Funds.  Loprete joined Water Island in 2009 and serves as a portfolio manager on The Arbitrage Event-Driven Fund. He is responsible for management of the firm’s convertible and fixed income investments, while also providing insight into and support for ongoing Arbitrage Fund research from the perspective of the credit markets.

The Water Island team seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets. This objective is pursued by investing in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.  More specifically, the Water Island team follows any one of three arbitrage strategies: merger arbitrage, convertible arbitrage or capital structure arbitrage and may invest in both U.S. and non-U.S. securities.  The Water Island team intends to focus the portfolio in only their highest conviction risk-adjusted ideas across these strategies, and will, to a limited extent, employ leverage within the Arbitrage Strategy.

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. When a merger or acquisition deal is announced, the target’s stock price typically appreciates because the acquirer typically pays a premium relative to the current market price. Until the deal closes, however, the target’s stock price generally trades at a discount to the deal price.  This discount is called “the spread.” The spread typically exists because investors demand compensation for the risk that the deal may fail to close and for the time value of money for the time it takes the deal to close.  The most common arbitrage activity, and the approach the Water Island team generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  The Water Island team may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Water Island team may also execute the merger arbitrage strategy by using a company’s debt.

Convertible Arbitrage: Convertible arbitrage is a specialized strategy that seeks to profit from mispricing between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Water Island team generally will use, matches a long position in the convertible security with a short position in the underlying common stock. The Water Island team seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Water Island team will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Water Island team will typically buy back a portion of shares it had sold short. Positions are typically designed to earn income from coupon or dividend payments and from the short sale of common stock.

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Capital Structure Arbitrage: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, the Water Island team may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the manager purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, overtime, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Among these three arbitrage strategies, the primary focus of the Arbitrage Strategy is expected to be merger arbitrage.  The Water Island team will typically be long the target’s shares and short the acquirer’s stock (to hedge the market risk where the acquirer is using stock and not cash to fund the acquisition).  The Water Island team will also use options in an attempt to hedge deal-specific and market risks, especially in the case of cash-only deals where the team will only long the target’s stock.

To answer the fundamental questions,  the Water Island team reviews SEC filings, talk to sell-side and buy-side analysts, listen to company conference calls where management explains the rationale behind the merger, talk to key shareholders to assess how they will vote on the deal, talk to competitors, suppliers, and customers to assess, for example, overlaps in products and services that might not pass regulatory scrutiny, and, in some situations, talk to lawyers to get a legal opinion, especially if the deal involves regulators in multiple jurisdictions. The Water Island team builds pro-forma balance-sheet, income, and cash-slow statements, typically looking out 12 months, to see where the synergies of the combined entity may lie.

A key area of emphasis for the Water Island team is assessing the downside risk associated with deal failure.  Either a decrease in the share price of the target or an increase in the share price of the acquirer would have negative implications, so the Water Island team performs valuation analysis to assess downside from a deal break. This analysis involves looking at how the companies have traded relative to their own history and peers. There are other considerations as well, including whether or not the target’s share price prior to the deal announcement had an embedded “acquisition premium,” which may lead the team to adjust their downside risk assessment.

The Water Island team will have exposure to foreign deals on a limited basis because deals outside of the U.S. often involve additional complexities and risks, including different laws and regulations than the U.S., along with currency risks.  Given a similar risk/reward in a foreign deal and a U.S. deal, the Water Island team will generally lean toward the latter.

Legal Proceedings Involving a Sub-Advisor

Trust Company of the West ("TCW") has commenced litigation against DoubleLine and four employees of DoubleLine. The four employees (including Jeffrey Gundlach) are former employees of TCW or its affiliates. The suit against DoubleLine and the defendant employees alleges, among other things, misappropriation of confidential and proprietary information. The lawsuit seeks, among other things, damages in excess of $200 million and a constructive trust on the limited partnership interests of DoubleLine in favor of TCW.  There can be no assurances as to the outcome of any litigation. TCW has also separately initiated litigation with similar allegations against DoubleLine Funds Trust (“DFT”), a registered open-end investment company, and certain of DFT’s trustees (none of whom serves on Litman Gregory Funds Trust’s Board of Trustees) (the “DFT Trustees”).  The claims against DFT and the DFT Trustees were later dismissed, and TCW has subsequently filed amended claims against DFT but not the DFT Trustees.

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TCW raised a fund under the U.S. Treasury’s Legacy Securities Public Private Investment Program (the “PPIP”) in the fall of 2009 to be managed by Mr. Gundlach, as key person, and announced in January 2010, subsequent to the termination of Mr. Gundlach, that it had voluntarily withdrawn the fund from the PPIP and would conduct an orderly liquidation of the fund. DoubleLine has advised that employees and former employees of DoubleLine have been interviewed by representatives of the Special Inspector General of the Troubled Asset Relief Program, and by the office of the United States Attorney for the Southern District of New York, in connection with the PPIP and in connection with the same allegations of misappropriation of proprietary information made by TCW in its litigation against DoubleLine. DoubleLine has advised that it understands that the inquiry stems at least in part from a federal grand jury inquiry. DoubleLine has also advised that it has cooperated with the inquiry and has voluntarily produced documents.

The Board and its independent legal counsel received and considered oral and written reports from the Advisor regarding the due diligence performed by the Advisor related to the legal proceedings involving DoubleLine and TCW, including discussions with counsel to DoubleLine, discussions with current clients of DoubleLine, and a review of pleadings, court rulings, and other similar materials.  The Board also considered the Advisor’s recommendation to retain DoubleLine as a sub-advisor to the Fund despite the pending legal proceedings involving DoubleLine.  Additionally, special outside legal counsel was engaged to review the publicly available records of the proceedings and to evaluate the merits of TCW’s allegations.  After considering the information received and such other factors as it considered to be relevant, the Board determined to accept the Advisor’s recommendation and engage DoubleLine as a sub-advisor to the Fund, and the Board determined that the likelihood of a material adverse impact on the viability of the Fund resulting from the proceedings should be remote.

Litigation and investigation and defense of any governmental inquiry or investigation can be expensive and time consuming, and their results can be unpredictable. There can be no assurances as to the outcome of these matters. The litigation and any governmental inquiry or investigation could consume a material amount of DoubleLine's resources thereby potentially impairing DoubleLine's ability to attract or retain talented personnel or otherwise effectively manage its portion of the Alternative Strategies Fund. In the event of an adverse outcome or if expenses of the litigation and related matters are greater than anticipated, DoubleLine's ability to manage its portion of the Alternative Strategies Fund may be materially impaired, and shareholders, or the viability of the Alternative Strategies Fund, could be adversely affected.  Please refer to the SAI for additional information.

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Shareholder Services

The Alternative Strategies Fund is a no-load fund, which means that you pay no sales commissions of any kind.  Each business day that the New York Stock Exchange (“NYSE”) is open, the Fund calculates its share price, which is also called the Fund’s NAV per share.  Shares are purchased at the next share price calculated after your investment is received and accepted.  Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility
The Alternative Strategies Fund is not registered for sale outside of the United States and is available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes
The Trust has adopted a multiple class plan.  The Alternative Strategies Fund offers two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus.  The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.
•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open.  The following types of accounts are available to investors:

Individual or Joint Accounts
For your general investment needs:
Individual accounts are owned by one person.  Joint accounts can have two or more owners (tenants).

Retirement Accounts
Allow individuals to shelter investment income and capital gains from current taxes.  In addition, contributions to these accounts may be tax deductible.  Retirement accounts (such as individual retirement accounts (“IRAs”), Rollover IRAs, Simplified Employee Pension Plans (“SEP IRAs”) and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Alternative Strategies Fund.  All of these accounts need to be established by the plan’s trustee.  The Fund does not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement.  Retirement investing also involves separate investment procedures.

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Gifts or Transfers to Minors (UGMA, UTMA)
To invest for a child’s education or other future needs:
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $12,000 per year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust
For money being invested by a trust:
The trust must be established before an account can be opened.  The Alternative Strategies Fund may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups:
The Alternative Strategies Fund does not require a special application.  However, the Fund may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in the Alternative Strategies Fund, you need to decide which class of shares best suits your needs.  Each class is essentially identical in legal rights and invests in the same portfolio of securities.  The difference in the fee structures between the classes for the Fund is primarily the result of its separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Litman Gregory for investment advisory services.  Accordingly, the investment advisory expenses do not vary by class for the Fund.

Investor Class Shares
Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary.  Investor Class shares have adopted plans of distribution, or “12b-1 Plans,” which provide revenue that may be used to pay for the services of financial planners, mutual fund supermarkets, and other distribution activities, although Investor Class shares may not be available for purchase through some financial intermediaries.  Investor Class shares pay up to 0.25% of their average annual net assets for these services and activities.  You must invest a minimum of $1,000 in the Fund to open an account with Investor Class shares.

Institutional Class Shares
Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Alternative Strategies Fund.  Institutional Class shares do not have 12b-1 Plans, and thus have a lower expense ratio, which will result in higher investment returns over time.  You must invest a minimum of $100,000 in the Fund to open an account in Institutional Class shares.  Institutional Class shares may not be available for purchase through some financial intermediaries.

Step 3

The third step involves determining the amount of your investment.  The Alternative Strategies Fund has established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares and Investor Class shares:

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Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

Step 4

The fourth step involves completing your application to open your account.  All shareholders must complete and sign an application in order to establish their account.  The type of application depends on the type of account you chose to open.  Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Alternative Strategies Fund’s standard New Account Application.  Shareholders who wish to establish retirement accounts must complete the IRA Application and Adoption Agreement.  Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form.  Be sure to complete the section of the application indicating the amount you are investing in the Fund.

Step 5

The final step in opening your account is to mail the completed application, along with your check payable to the Litman Gregory Alternative Strategies Fund.  The Fund does not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.

The mailing addresses for the Fund are:

For Regular Delivery:	For Overnight Delivery:
The Litman Gregory Funds Trust c/o Boston Financial Data Services P.O. Box 219922 Kansas City, MO 64121-9922	The Litman Gregory Funds Trust c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program.  Until such verification is made, the Fund may temporarily limit share purchases.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Your information will be handled by us as discussed in our privacy notice.  Please contact the Fund’s transfer agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

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After your account is open, you may increase the amount of your investment by:
•
Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement.  Be sure to put your account number on your check and in your letter, and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares.  Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section.  To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee.  This is designed to protect you and the Alternative Strategies Fund from fraud.  Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

• You wish to redeem more than $25,000 worth of shares.

• Your account registration information has changed within the past 30 days.

• The redemption check is being mailed to a different address from the one on your account (address of record).

• The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required.  Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association.  A notary public cannot provide a medallion guarantee.

Selling Shares by Letter
Write and sign a “letter of instruction” with:

Your Name
Your Fund’s account number
The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•
Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

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•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

•
Trust Account: The trustee must sign the letter indicating capacity as trustee.  If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•
Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter.  Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Fund will send a check to the address of record.

Mail your letter to:

For Regular Delivery:	For Overnight Delivery:
The Litman Gregory Funds Trust c/o Boston Financial Data Services P.O. Box 219922 Kansas City, MO 64121-9922	The Litman Gregory Funds Trust c/o Boston Financial Data Services 330 West Ninth Street Kansas City, MO 64105

Selling Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone redemption; it is not automatically available.  If you selected the telephone redemption option on your New Account Application, you can sell shares simply by calling 1-800-960-0188.  The amount you wish to redeem (up to $25,000) will be wired to your bank account (address of record).  This option is not available for retirement accounts.

Selling Shares by Wire
You must sign up for the wire feature before using it.  To verify that it is in place, please call 1-800-960-0188.  The minimum wire amount is $5,000.  Your wire redemption request must be received by the Alternative Strategies Fund before 4:00 p.m.  Eastern time for money to be wired the next business day.  This option is not available for retirement accounts.

Shareholder and Account Policies

Statements, Reports, and Inquiries
Statements and reports that the Alternative Strategies Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)

Boston Financial Data Services, the Fund’s transfer agent (the “Transfer Agent”), is located at 330 West Ninth Street, Kansas City, Missouri, 64105.  You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

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Quasar Distributors, LLC, the Funds’ principal underwriter, is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Exchange Privilege
Shareholders may exchange shares among the Litman Gregory Masters Equity Fund, the Litman Gregory Masters International Fund, the Litman Gregory Masters Value Fund, the Litman Gregory Masters Smaller Companies Fund and the Litman Gregory Masters Focused Opportunities Fund, all of which are offered in a separate Prospectus, and the Alternative Strategies Fund, by mailing or delivering written instructions to the Transfer Agent.  Shares may only be exchanged for shares of the same share class.  Please specify the names and class of the applicable series of the Trust, the number of shares or dollar amount to be exchanged, and your name and account number.  You may not utilize an exchange to establish an account into a closed fund.

Exchanging Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone exchange; it is not automatically available.  If you selected the telephone exchange option on your new account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern time on a day that the NYSE is open for normal trading.  The Alternative Strategies Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans
One easy way to pursue your financial goals is to invest money regularly.  The Alternative Strategies Fund offers a convenient service that lets you transfer money into your Fund account automatically.  Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.  The investment will automatically be processed through the Automated Clearing House (ACH) system.  Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more.  Payments may be sent electronically to your bank of record or to you in check form.  Certain restrictions apply for retirement accounts.  Call 1-800-960-0188 for more information.

Share Price
The Alternative Strategies Fund is open for business each day the NYSE is open.  The Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

The Fund’s NAV per share is the value of a single share.  The NAV per share is computed by adding the value of the Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.  The NAV per share is also the redemption price (price to sell one share).

The Fund’s assets are valued primarily on the basis of market quotations.  Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Board.  Fair value pricing is intended to be used as necessary in order to accurately value the Fund’s portfolio securities and its net asset values.  The Fund’s SAI further describes the Fund’s valuation procedures.  Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

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General Purchase Information
•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•
The Alternative Strategies Fund does not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks.  If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Fund or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•
The Fund reserves the right to reject any purchase order.  For example, a purchase order may be refused if, in Litman Gregory’s opinion, it is so large that it would disrupt management of the Fund.  Orders will also be rejected from persons believed by the Fund to be “market timers.”

12b-1 Plan
The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Distribution Plan”) under the Investment Company Act of 1940, as amended, on behalf of the Alternative Strategies Fund.  Under the Distribution Plan, the Fund is authorized to pay the Fund’s distributor a fee for the sale and distribution of the Investor Class shares of the Fund and services the Fund’s distributor provides to shareholders.  The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Fund.  Because this fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.  Institutional Class shares are not subject to the Distribution Plan.

Buying and Selling Shares through Financial Intermediaries
You may buy and sell shares of the Alternative Strategies Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares.  When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Fund’s Transfer Agent, and you will pay or receive the next price calculated by the Fund.  The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Fund may pay the financial intermediary (or agent) a fee for performing this account maintenance service.  The financial intermediary (or agent) may charge you a fee for handling your order.  The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

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Redemptions
•
Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Alternative Strategies Fund, it may take up to seven days to pay you.  The Fund may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

•
If the amount you are redeeming from the Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period, the Fund reserves the right to honor your redemption request by distributing to you readily marketable securities instead of cash.  You may incur brokerage and other costs in converting to cash any securities distributed.

Fee Imposed on Certain Redemptions of Shares.
The Alternative Strategies Fund imposes a short-term redemption fee on redemptions or exchange of shares held for less than 180 days.  The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by the Fund for the benefit of its long-term shareholders.  It is applied to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

Redemption fees will not be charged on shares acquired by reinvestment of dividends or distributions from the Fund, on shares held in an account of a qualified retirement plan, such as a 401(k) plan or IRA account, or on shares held in an asset allocation plan administered by a financial intermediary, provided that such asset allocation plan has been pre-approved by the Fund for such waiver.

Policy Regarding Excessive Trading and Market Timing
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Alternative Strategies Fund shares by Fund shareholders.  These policies are summarized below and are implemented in part, through the Fund’s redemption fee described above.

Purchases and exchanges of shares of the Fund should be made for long-term investment purposes only.  The Fund, as a matter of policy, actively discourages market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

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Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund or its agents will be able to identify such investors or curtail their practices.  The ability of the Fund and their agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations.  In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements.  Omnibus accounts are common forms of holding Fund shares.  Entities utilizing such omnibus account arrangements may not identify customers’ trading activity in shares of the Fund on an individual basis.  Consequently, the Fund may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity.  Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Fund of detecting excessive or short duration trading activity in Fund shares.  In seeking to prevent disruptive trading practices in the Fund, the Fund and its agents consider the information actually available to them at the time.  However, the Fund’s distributor has entered into written shareholder information agreements with the Fund’s financial intermediaries under which each intermediary has agreed to, upon request, provide the Fund with certain shareholder and identity trading information and execute certain instructions from the Fund so that the Fund can enforce its disruptive trading policies.

The Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman Gregory believes could be harmful to the Fund).  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of the Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs.  The Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders.  The Fund may invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage.  There can be no assurance that the Fund or Litman Gregory will identify all frequent purchase and sale activity affecting the Fund.

The Fund May Close Small Accounts.  Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500 (unless you invest in Investor Class shares only through a Regular Account, in which case less than $250).  If the Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500 (or $250, as applicable), and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 (or $250, as applicable,) before the Fund takes any action.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Dividends, Capital Gains and Taxes

The Alternative Strategies Fund generally distributes substantially all of its net income and capital gains, if any, to shareholders each year.  Normally, dividends and capital gains are distributed in November or December.

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Distribution Options
When you open an account, specify on your application how you want to receive your distributions.  If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions.  The Alternative Strategies Fund offers three options:

•
Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Fund.  If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•
Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount).  The Fund will automatically reinvest all distributions under $10 in additional shares of the Fund, even if you have elected the cash option.  If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested.  When you are over 59½ years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day.  Cash distribution checks will be mailed within seven days.

Understanding Distributions
As an Alternative Strategies Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments.  The Fund passes its earnings along to investors as distributions.  The Fund earns dividends from stocks and interest from short-term investments.  These are passed along as dividend distributions.  The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.  These are passed along as capital gains distributions.

Taxes
As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes.  If you live outside of the United States, your distributions could also be taxed by the country in which you reside.  Your distributions are taxable when they are paid, whether you take them in cash or reinvest them.  Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal tax purposes, the Alternative Strategies Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains.  Every January, the Fund will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between series of the Trust, are subject to capital gains tax.  A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.  Whenever you sell shares of the Alternative Strategies Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price.  You will also receive a consolidated transaction statement every January.  It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid.  Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

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“Buying a Dividend.” If you buy shares just before the Alternative Strategies Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation.  In their efforts to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

When you sign your New Account Application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 28% withholding for failing to report income to the Internal Revenue Service (“IRS”).  If you violate IRS regulations, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions.

Financial Highlights

The financial highlights table is intended to help you understand the Alternative Strategies Fund’s financial performance since its commencement of operations.  However, because the Fund was recently created, it does not have a financial performance record.  Financial information for the fiscal period ending December 31, 2011 will be included in the Fund’s Annual Report, which will be available upon request free of charge after February 28, 2011.

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Privacy Notice

The Alternative Strategies Fund may collect non-public personal information about you from the following sources:

•           Information we receive about you on applications or other forms;
•           Information you give us orally; and
•           Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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For More Information

Statement of Additional Information:

The Statement of Additional Information (“SAI”) contains additional information about the Alternative Strategies Fund.  A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference.  It is legally considered a part of this Prospectus.

Annual and Semi-Annual Reports:

Additional information about the Alternative Strategies Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports.  In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI, Annual Report to Shareholders and Semi-Annual Report to Shareholders are available, without charge, upon request.  To request an SAI, Annual Report to Shareholders or Semi-Annual Report to Shareholders, or to make shareholder inquiries or obtain other information about the Fund, please call 1-800-960-0188.  You may also obtain a copy of our SAI or Annual or Semi-Annual Reports, free of charge, by accessing our website (http://www.mastersfunds.com), or by writing to us.

SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Annual or Semi-Annual Report and other information about the Alternative Strategies Fund on the EDGAR Database at the Securities and Exchange Commission (“SEC”) Website at www.sec.gov.  You may also visit the SEC Public Reference Room in Washington D.C. to review and copy information about the Fund (including the SAI). Information on the operation of the Public Reference Room can be obtained by calling 1-202-551-8090.  You may request copies of information available on the EDGAR Database by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by an electronic request at the following E-mail address: publicinfo@sec.gov.  The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Litman Gregory Alternative Strategies Fund	Alternative
Institutional Class		MASFX	53700T801	421
Investor Class		MASNX	53700T884	447

Website:

www.mastersfunds.com

Litman Gregory Funds Trust
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

Quasar Distributors, LLC, Milwaukee, WI 53202
© 2011 Litman Gregory Fund Advisors, LLC. All rights reserved.

Investment Company Act File No: 811-0776

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LITMAN GREGORY FUNDS TRUST

Litman Gregory Masters Alternative Strategies Fund - Institutional Class – MASFX
Investor Class – MASNX

Statement of Additional Information

Dated September 2, 2011

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated September 2, 2011, as it may be amended from time to time, of Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund” or the “Fund”), a series of the Litman Gregory Funds Trust (the “Trust”).  Litman Gregory Fund Advisors, LLC (the “Advisor” or “Litman Gregory” ) is the investment advisor of the Fund.  The Advisor has retained certain investment managers as sub-advisors (each a “Manager,” and, collectively, the “Managers”), each responsible for portfolio management of a segment of the Fund’s total assets.  A copy of the Fund’s prospectus may be obtained from the Trust without charge at 4 Orinda Way, Suite 200-D, Orinda, California 94563, telephone (800) 960-0188.

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FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to June 30, 2011, the Trust was known as the Masters’ Select Funds Trust.  From December 1997 through June 2011, the Trust was known as the Masters’ Select Investment Trust.  From August 1996, when the Trust was organized until December 1997, the Trust was known as the Masters Concentrated Select Trust.  The Trust consists of six separate series: Litman Gregory Masters Equity Fund (the “Equity Fund”), Litman Gregory Masters International Fund (the “International Fund”), Litman Gregory Masters Value Fund (the “Value Fund”), Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”), Litman Gregory Masters Focused Opportunities Fund (the “Focused Opportunities Fund”), and the Alternative Strategies Fund.  This SAI relates only to the Alternative Strategies Fund.

The Equity Fund commenced operations on December 31, 1996.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class, and the Investor Class commenced operations.

The International Fund commenced operations on December 1, 1997.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class, and the Investor Class commenced operations.

The Value Fund commenced operations on June 30, 2000.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Smaller Companies Fund commenced operations on June 30, 2003.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Focused Opportunities Fund commenced operations on June 30, 2006.  On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Alternative Strategies Fund anticipates commencing operations on or about September 30, 2011.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of the Alternative Strategies Fund is fundamental and therefore may be changed only with the favorable vote of the holders of a majority of the outstanding voting securities of the Fund.  The Alternative Strategies Fund’s objective is set forth in the Fund’s prospectus. There is no assurance that the Fund will achieve its investment objective.  The discussion below supplements information contained in the prospectus as to the investment policies of the Alternative Strategies Fund.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes.

Cash Position
When a Manager believes that market conditions are unfavorable for profitable investing, or when a Manager is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase.  In other words, the Fund does not always stay fully invested in stocks and bonds.  Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities.  However, the Advisor or a Manager may also temporarily increase the Fund’s cash position to protect its assets or maintain liquidity.  Partly because the Managers act independently of each other, the cash positions of the Fund may vary significantly.

When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

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Equity Securities
The Fund may invest in equity securities consistent with its investment objective and strategies.  Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day.  Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

To the extent the Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of small- and medium-sized companies.  Such companies often have limited product lines or services, have narrower markets for their goods and/or services, and more limited managerial and financial resources than larger, more established companies.  In addition, because these companies are not well-known to the investing public, they may not have significant institutional ownership and may be followed by relatively few security analysts, and there will normally be less publicly available information when compared to larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the price and liquidity of securities held by the Fund.  As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock.  A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, the cash a company generates, and the value of a company’s assets.  However, over short periods of time, the price of any company, whether successful or not, may increase or decrease in price by a meaningful percentage.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of that company’s common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  A preferred stock has a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants.  The Fund may invest in convertible securities and warrants.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

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Other Corporate Debt Securities
The Alternative Strategies Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries.  The debt securities in which the Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments.  The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities
There are a number of risks generally associated with an investment in debt securities (including convertible securities).  Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.  The market prices of debt securities usually vary, depending upon available yields.  An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments.  The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet its obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities
The Alternative Strategies Fund may invest a portion of its net assets in debt securities rated below “Baa” by Moody’s, below “BBB” by Standard & Poor’s (“S&P”) or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” by Moody’s and/or “BBB” by S&P are commonly referred to as “junk bonds.”  Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes.  The economy and interest rates affect high yield securities differently from other securities.  For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset values.

Payment Expectations.  High yield bonds present certain risks based on payment expectations.  For example, high yield bonds may contain redemption and call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.  If the Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Manager’s ability to accurately value high yield bonds and the Fund’s assets and hinder the Fund’s ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings.  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds.  Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Manager must monitor the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests.  The Fund will not necessarily dispose of a portfolio security when its rating has been changed.

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Risks of Investing in Distressed Companies
From time to time, the Alternative Strategies Fund, may purchase the direct indebtedness of various companies (“Indebtedness”), or participation interests in Indebtedness (“Participations”), including Indebtedness and Participations of reorganizing companies.  Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the U.S. Securities and Exchange Commission (“SEC”), and which is held by a large group of investors.  Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company.  The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing.  Indebtedness purchased by the Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the Managers consider in purchasing a particular Indebtedness.  Indebtedness which represents a specific Indebtedness of the company to a bank, is not considered to be a security issued by the bank selling it.  The Alternative Strategies Fund may purchase loans from national and state chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness.  The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.”  Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.  The Alternative Strategies Fund also may purchase trade claims and other direct obligations or claims (“Trade Claims”) of reorganizing companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

Short-Term Investments
The Alternative Strategies Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposit, Bankers’ Acceptances and Time Deposits.  The Alternative Strategies Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers.  See “Foreign Investments” below.  Such risks include those related to future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the possible adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities.

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Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Alternative Strategies Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Alternative Strategies Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes in which the Fund may invest will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Manager to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Loan Participations and Assignments (Bank Debt)
The Alternative Strategies Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations.  These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks.  The Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling a Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.  Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.  In addition, in connection with purchasing Participations, the Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations.  In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

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In certain cases, the rights and obligations acquired by the Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution.  Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for the loan interests sold because they may be illiquid.  Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.  If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks.  For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower.  If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks.  Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication.  As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Consequently, the Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss.  In such market situations, it may be more difficult for the Fund to assign a value to Assignments or Participations when valuing the Fund’s securities and calculating its net asset value (“NAV”).

Money Market Funds
The Alternative Strategies Fund may under certain circumstances invest a portion of its assets in money market funds.  The 1940 Act generally prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. The Advisor and the Managers will not impose advisory fees on assets of the Fund invested in a money market mutual fund.  However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

Municipal Securities
The Alternative Strategies Fund may invest in municipal securities.  Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions.  In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

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Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities.  Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power.  The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets.  Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Government Obligations
The Alternative Strategies Fund may make investments in U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Alternative Strategies Fund may invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.  Emerging market governments could default on their sovereign debt.  Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

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Zero Coupon Securities
The Alternative Strategies Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury.  Zero coupon Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons.  Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Variable and Floating Rate Instruments
The Alternative Strategies Fund may acquire variable and floating rate instruments.  Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by a Manager under guidelines established by the Board of Trustees of the Trust (the “Board”) to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund.  In making such determinations, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition.  An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund.  The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event that the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default.  Variable and floating rate instruments may be secured by bank letters of credit.

Asset-Backed Securities
The Alternative Strategies Fund may invest in asset-backed securities.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured entities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

Mortgage-Related Securities
The Alternative Strategies Fund may invest in mortgage-related securities.  Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

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The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all the sub-divisions of the financial services industry.  Sub-prime mortgage-related losses and write downs among investment banks and similar institutions reached significant levels in 2008.  The impact of these losses among traditional banks, investment banks, broker/dealers and insurers has forced a number of such institutions into either liquidation or combination, while also drastically increasing the volatility of their stock prices.  In some cases, the U.S. government has acted to bail out select institutions, such as insurers; however the risks associated with investment in stocks of such insurers has nonetheless increased substantially.

Congress has passed legislation to provide the U.S. Department of the Treasury with the authority to issue up to $700 billion of Treasury securities to finance the purchase of troubled assets from financial institutions.  There can be no assurance that this legislation will cause the risks associated with investment in the stock market in general or in financial services company stocks to decrease.

U.S. Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment that consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-throughs.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders.  FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio.  Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates.  Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates.  Accordingly, it is not possible to predict accurately the average life of a particular pool.

Collateralized Mortgage Obligations (“CMOs”).  A domestic or foreign CMO in which the Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Like a bond, interest is paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

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CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity.  Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Multi-class pass-through securities are equity interests in a pool of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the mortgage assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways.

In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Real Estate Investment Trusts
The Alternative Strategies Fund may invest in real estate investment trusts (“REITs”).  REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities. The Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

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Foreign Investments and Currencies
The Alternative Strategies Fund may invest in securities of foreign issuers that are not publicly traded in the United States.  The Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts.  Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts.  DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Forward Foreign Currency Exchange Contracts.  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).
•
Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

•	Do not require an initial margin deposit.
•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies.  A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

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The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Such changes will also affect the Fund’s income.  The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  The Managers expect that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees.  The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States.  The value of the Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

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Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes.  The interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders.

Costs.  To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets.  Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, a Manager considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Manager’s assessment of prevailing market, economic and other conditions.

Options on Securities and Securities Indices
Purchasing Put and Call Options.  The Alternative Strategies Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions.  The Fund will engage in trading of such derivative securities primarily for hedging purposes.

If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options).  Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement.  If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.  Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs.  If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If the Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option.  The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price.  The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise.  If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.  If the call option has been purchased to hedge a short position of the Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

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Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  The Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. The Alternative Strategies Fund may write covered call options.  A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the custodian).  The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price.  The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund.  If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Alternative Strategies Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.  The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option.  However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Stock Index Options. The Alternative Strategies Fund may also purchase put and call options with respect to the S&P 500 and other stock indices.  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock.  Accordingly, successful use by the Fund of options on a stock index would be subject to a Manager’s ability to predict correctly movements in the direction of the stock market generally.  This requires different skills and techniques than predicting changes in the price of individual stocks.

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Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this were to occur, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund.  It is the policy of the Fund to purchase put or call options only with respect to an index which a Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks of Investing in Options.  There are several risks associated with transactions in options on securities and indices.  Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which the Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of the Fund as a regulated investment company.  See “Dividends and Distributions” and “Taxation.”

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available.  For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing.  See “Dealer Options” below.

Dealer Options.  The Alternative Strategies Fund may engage in transactions involving dealer options as well as exchange-traded options.  Certain risks are specific to dealer options.  While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not.  Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it.  Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option.  While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration.  Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised.  In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.  With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.  For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option.  This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

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The staff of the SEC has taken the position that purchased dealer options are illiquid securities.  The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula.  In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.  Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities.  If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Foreign Currency Options.  The Alternative Strategies Fund may buy or sell put and call options on foreign currencies.  A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires.  The Fund will use foreign currency options separately or in combination to control currency volatility.  Among the strategies employed to control currency volatility is an option collar.  An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices.  Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price.  Foreign currency options are derivative securities.  Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received.  The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Spread Transactions.  The Alternative Strategies Fund may purchase covered spread options from securities dealers.  These covered spread options are not presently exchange-listed or exchange-traded.  The purchase of a spread option gives the Fund the right to put a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark.  The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs.  The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.  This protection is provided only during the life of the spread options.

Forward Currency Contracts
The Alternative Strategies Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

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Credit Default Swap Agreements
The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation.  Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring.  The Fund may be either the buyer or the seller in the transaction.  As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the “par value” (full notional value) of the reference obligation.  The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation.  The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security.  If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.  The Fund intends to limit such activity to less than 10% of its assets.

In a single name credit default swap the underlying asset or reference obligation is a bond of one particular issuer or reference entity.  There are generally two sides to the swap trade: a buyer of protection and a seller of protection. If the reference entity of a credit default swap experiences what is known as a credit event (such as a bankruptcy, downgrade, etc.), then the buyer of protection (who pays a premium for that protection) can receive payment from the seller of protection. This is desirable because the price of those bonds will experience a decrease in value due to the negative credit event. There is also the option of physical, rather than cash, trade settlement in which the underlying bond or reference obligation actually changes hands, from buyer of protection to seller of protection.

The major tradable indexes for credit default swaps are: CDX, ABX, CMBX and LCDX.  The CDX indexes are broken out between investment grade, high yield, high volatility, crossover and emerging market.  For example, the CDX.NA.HY is an index based on a basket of North American (NA) single-name high yield credit default swaps. The crossover index includes names that are split rated, meaning they are rated “investment grade” by one agency, and “below investment grade” by another.

The CDX index rolls over every six months, and its 125 names enter and leave the index as appropriate. For example, if one of the names is upgraded from below investment grade to investment grade, it will move from the high yield index to the investment grade index when the rebalance occurs.

The ABX and CMBX are baskets of credit default swaps on two securitized products: asset-backed securities and commercial mortgage-backed securities.  The ABX is based on asset-backed securities home equity loans and the CMBX on commercial mortgage-backed securities.  There are five separate ABX indexes for ratings ranging from ‘AAA’ to ‘BBB-’.  The CMBX also has the same breakdown of five indexes by ratings, but is based on a basket of 25 credit default swaps, which reference commercial mortgage-backed securities.

The LCDX is a credit derivative index with a basket made up of single-name, loan-only credit default swaps. The loans referred to are leveraged loans.  The basket is made up of 100 names.  Although a bank loan is considered secured debt, the names that usually trade in the leveraged loan market are lower quality credits (if they could issue in the normal investment grade markets, they would). Therefore, the LCDX index is used mostly by those looking for exposure to high-yield debt.

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All of the aforementioned indexes are issued by the Credit Default Swaps Index Company and administered by Markit. For these indexes to work, they must have sufficient liquidity. Therefore, the issuer has commitments from the largest dealers (large investment banks) to provide liquidity in the market.

Futures Contracts and Related Options
The Alternative Strategies Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates.  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument.  Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

The Fund may trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission (“CFTC”).  The Fund will segregate liquid assets in a separate account with its custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

No price is paid or received by the Fund upon the purchase or sale of a futures contract.  When it enters into a domestic futures contract, the Fund will be required to deposit in a segregated account with its custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount.  This amount is known as initial margin.  The margin requirements for foreign futures contracts may be different.

The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable.  For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value.  Conversely, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and the Fund will be required to make a variation margin payment to the broker.

At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s position in the futures contract.  A final determination of variation margin is made on closing the position.  Additional cash is paid by or released to the Fund, which realizes a loss or a gain.

In addition to amounts segregated or paid as initial and variation margin, the Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that the Fund’s use of futures is unleveraged.  The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

Stock Index Futures Contracts.  The Alternative Strategies Fund may invest in futures contracts on stock indices.  Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade.  Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

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Interest Rate or Financial Futures Contracts.  The Alternative Strategies Fund may invest in interest rate or financial futures contracts.  Bond prices are established in both the cash market and the futures market.  In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.  In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date.  Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by the Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price.  A futures contract purchased by the Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price.  The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date.  The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date.  If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by the Fund’s entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Alternative Strategies Fund will deal only in standardized contracts on recognized exchanges.  Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.  Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade and the Chicago Mercantile Exchange.  A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper.  The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.  International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate Caps, Floors and Collars.  The Alternative Strategies Fund may use interest rate caps, floors and collars for the same purposes or similar purposes as for which it uses interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.

Foreign Currency Futures Contracts.  The Alternative Strategies Fund may use foreign currency future contracts for hedging purposes.  A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.  A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit (“ECU”). Other foreign currency futures contracts are likely to be developed and traded in the future.  The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

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Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge.  The price of the future may move more or less than the price of the securities being hedged.  If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future.  If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future.  Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used.  It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund’s portfolio may decline.  If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities.  However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead.  If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions.  All participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets.  In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.  As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Manager may still not result in a successful hedging transaction over a very short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.  Although the Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.  In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.  When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

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Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Successful use of futures by the Fund is also subject to a Manager’s ability to predict correctly movements in the direction of the market.  For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.  The Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Options on Futures Contracts.  As described above, the Fund may purchase options on the futures contracts they can purchase or sell.  A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.  There is no guarantee that such closing transactions can be effected.

Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

Restrictions on the Use or Futures Contracts and Related Options.  The Alternative Strategies Fund may engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in the Fund’s portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund.  The Fund may not purchase or sell futures or purchase related options for purposes other than bona fide hedging if, immediately thereafter, more than 25% of its net assets would be hedged.  The Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund’s existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund’s net assets.

These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not “fundamental restrictions” and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.

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The extent to which the Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company.  See “Taxation.”

Repurchase Agreements
The Alternative Strategies Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Manager, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements
The Alternative Strategies Fund may enter into reverse repurchase agreements.  The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement.  The Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund’s securities is disadvantageous.

The Fund causes its custodian to segregate liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment.  Such assets are marked to market daily to ensure full collateralization is maintained.

Dollar Roll Transactions
The Alternative Strategies Fund may enter into dollar roll transactions.  A dollar roll transaction involves a sale by the Fund of a security to a financial institution concurrently with an agreement by the Fund to purchase a similar security from the institution at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.  During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional portfolio securities of the Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for the Fund exceeding the yield on the securities sold.

At the time the Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements
The Alternative Strategies Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

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The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.  Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of a Manager to manage it may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction.  If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases the Fund may realize a taxable capital gain or loss.  When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities
The Alternative Strategies Fund may invest in zero-coupon, step-coupon and pay-in-kind securities.  These securities are debt securities that do not make regular cash interest payments.  Zero-coupon and step-coupon securities are sold at a deep discount to their face value.  Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate.  While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year.  The Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Inflation-Linked and Inflation-Indexed Securities
The Alternative Strategies Fund may invest in inflation-linked bonds. The principal amount of these bonds increases with increases in the price index used as a reference value for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.  If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period the Fund holds inflation-linked securities, the Fund may earn less on such bonds than on a conventional bond.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

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Borrowing
The Alternative Strategies Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 33 1/3% of the value of its total assets at the time of such borrowings.  The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities
The Alternative Strategies Fund may lend its portfolio securities in an amount not exceeding 10% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.  Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms and the issuing bank would have to be satisfactory to the Fund.  Any loan might be secured by any one or more of the three types of collateral.  The terms of the Fund’s loans must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales
The Alternative Strategies Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, the Fund sells a security that it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which the Fund has a short position can range from one day to more than a year.  Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan.  To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale.  Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

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Illiquid Securities
The Alternative Strategies Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Manager.  The Advisor and the Managers will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Manager, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Exchange-Traded Funds
The Alternative Strategies Fund may invest in exchange-traded funds (“ETFs”), which are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index.  The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.  ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable.  An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies.

Merger Arbitrage
The Alternative Strategies Fund may utilize merger arbitrage as an investment strategy.  Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  The Managers may sell securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities.  In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.  The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

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Convertible Arbitrage
The Alternative Strategies Fund may utilize convertible arbitrage as an investment strategy.  Convertible Arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity.  The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock.  The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements.  As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock.  As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short.  Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Capital Structure Arbitrage
The Alternative Strategies Fund may utilize capital structure arbitrage as an investment strategy.  This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities.  For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer.  In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher.  Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.  It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Initial Public Offerings
The Alternative Strategies Fund may purchase securities of companies in initial public offerings (“IPOs”).  By definition, IPOs have not traded publicly until the time of their offerings.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  Many IPOs are issued by undercapitalized companies of small or micro cap size.  The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As the Fund’s asset base increases, IPOs often have a diminished effect on such Fund’s performance.

Risks of Investing in Small Companies
The Alternative Strategies Fund may invest in securities of small companies.  Additional risks of such investments include the markets on which such securities are frequently traded.  In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.  When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.  Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies.  A Manager’s research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.

Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

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As a matter of fundamental policy, the Fund is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) the Fund may not purchase more than 10% of the outstanding voting securities of an issuer.  The Alternative Strategies Fund’s investment objective is also fundamental.

In addition, the Fund may not:

1. Issue senior securities, except as otherwise permitted by its fundamental policy on borrowing;

2.  Borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) engage in transactions in mortgage dollar rolls and reverse repurchase agreements, make leveraged investments, and engage in other transactions that may entail the use of leverage, where, if necessary to comply with Section 18(f) of the 1940 Act, the Fund sets aside in a segregated account, and marks to market daily, liquid securities, such as cash, U.S. government securities, or high-grade debt obligations, equal to the Fund’s potential obligation or economic exposure under these transactions and instruments;
3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

5. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

6.  Purchase or sell real estate or interests in real estate, except that (i) the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; and (ii) the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).
7. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC; or

8. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

9.  Make investments for the purpose of exercising control or management.

The Alternative Strategies Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities, which may be changed by a vote of the Board at any time:

The Fund may not:

1. Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law.  (Generally, the 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

2. Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by a Manager, pursuant to procedures adopted by the Board of Trustees, to be liquid).

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BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board, which is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who will meet throughout the year to oversee the activities of the Fund, review the compensation arrangements between the Advisor and the Managers, review contractual arrangements with companies that provide services to the Fund, including the Advisor, Managers, and the Fund’s administrator, custodian and transfer agent, and review the Fund’s performance.  The day-to-day operations of the Trust are delegated to its officers, subject to the investment objectives of each series of the Trust and Trust policies and to general supervision by the Board.  A majority of the Trustees are not otherwise affiliated with the Advisor or any of the Managers.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
A. George Battle 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1944)	Independent Trustee	Open-ended term; served since inception	Executive Chairman, Ask Jeeves, Inc. (technology) from 2004 to 2005; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	6	Advent Software; Expedia Inc; Fair, Isaac and Company, Inc.; Netflix Inc.
Frederick August Eigenbrod, Jr., Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	6	None
Harold M. Shefrin, Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	6	SA Funds – Investment Trust
Taylor M. Welz 2431 W. March Lane, Suite 100 Stockton, CA 95207 (born 1959)	Independent Trustee	Open-ended term; served since inception	CPA/PFS, CFP; President, CCO & Sole Owner, Welz Financial Services, Inc.(investment advisory services and retirement planning), since 2007; Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	6	None
* The term “Independent Trustees” used herein refers to those Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

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Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer During Past Five Years
Kenneth E. Gregory* 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1957)	President and Trustee	Open-ended term; served since inception	President of the Advisor; President and Chief Strategist of Litman Gregory Asset Management, LLC (investment advisors); President of Litman Gregory Research, Inc. (publishers); and Officer of Litman Gregory Analytics, LLC (web based publisher of financial research) since 2000.	6	None
Craig A. Litman* 100 Larkspur Landing Circle Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Open-ended term; served since inception	Treasurer and Secretary of the Advisor; Vice President and Secretary of Litman Gregory Research, Inc.; and Chairman of Litman Gregory Asset Management, LLC since 2000.	6	None
Jeremy DeGroot* 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1963)	Assistant Secretary and Trustee	Open-ended term; served since December 2008	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008.	6	None
John Coughlan 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer, Litman/Gregory Fund Advisors, LLC since 2004.	N/A	None
  * Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Managers, and the Trust’s distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of each series of the Trust. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

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Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board of Trustees – Board Committees” below. More than 50% of the members of the Board are Independent Trustees, and each of the Audit Committee and Nominating Committee are comprised entirely of Independent Trustees.  The Board does not currently have a designated lead Independent Trustee.  The Board believes that it is not necessary to designate a lead Independent Trustee because of the relatively small size of the Board, the good working relationship among the Board members, and the fact that all of the Independent Trustees also serve on the Audit Committee and the Nominating Committee.  The Independent Trustees also prefer to remain equally involved in Board matters.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

Presently, Mr. Gregory serves as the Chairman of the Board and President of the Advisor.  Mr. Gregory is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his employment relationship with the Advisor.  In developing the Board’s structure, the Board has determined that Mr. Gregory’s history with the Trust, familiarity with the investment objectives of each series of the Trust and extensive experience in the field of investments qualifies him to serve as the Chairman of the Board. The Board has also determined that the function and composition of the Audit Committee and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust given the following specific characteristics: (i) the Advisor’s role in the operation of the Trust’s business and in the selection and oversight of each Manager; (ii) Messrs. Gregory, Litman and DeGroot’s additional roles with the Advisor, which enhance the Board’s understanding of the operations of the Advisor and each Manager and the Board’s oversight of risk management; (iii) the extent to which the work of the Board is conducted through its standing committees, each of which, except for the Valuation Committee, is comprised solely of all of the Independent Trustees; and (iv) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk).  Consequently, Board oversight of different types of risks is handled in different ways.  In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting.  The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Managers or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

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The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate.  However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees have served on boards for organizations other than the Trust, and each of the Trustees has served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Mr. Gregory’s Trustee Attributes include his position as President of the Advisor.  In this position, Mr. Gregory has intimate knowledge of the Trust and its operations, personnel and financial resources. His position of influence and responsibility at the Advisor, in addition to his knowledge of the Advisor, has been determined to be valuable to the Board in its oversight of the Trust.  In addition, Mr. Gregory co-founded Litman Gregory Asset Management, LLC and has served as its Chief Investment Officer and Chief Strategist.  Mr. Gregory also serves as co-portfolio manager of each series of the Trust.

Mr. Litman’s Trustee Attributes include his positions as Treasurer and Secretary of the Advisor.  In these positions, Mr. Litman has intimate knowledge of the Trust and its operations, personnel and financial resources.  His position of influence and responsibility at the Advisor, in addition to his knowledge of the Advisor, has been determined to be valuable to the Board in its oversight of the Trust.  In addition, Mr. Litman serves as Vice President and Secretary of Litman Gregory Research, Inc. and Chairman of Litman Gregory Asset Management, LLC.

Mr. DeGroot’s Trustee Attributes include his position as Chief Investment Officer of Litman Gregory Asset Management, LLC.  In this position, Mr. DeGroot is responsible for overseeing Manager due diligence, asset class research and tactical allocation decisions.  Mr. DeGroot also has prior experience as an economics consultant and economist.

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Mr. Battle’s Trustee Attributes include his executive experience as Chief Executive Officer and Executive Chairman of Ask Jeeves, Inc., and his financial accounting background as a Certified Public Accountant (inactive) and as a Partner in the Audit Division at Arthur Anderson.  Mr. Battle also has many years of experience as a member of the audit committees of several public companies.

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.  Mr. Eigenbrod also serves as a member of the Board of a risk management consulting firm.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance and accounting.  Mr. Shefrin also has a number of years of mutual fund board experience, having served on the Board of SA Funds - Investment Trust since 1999.

Mr. Welz’s Trustee Attributes include many years of financial reporting, auditing and investment advisory experience.  Mr. Welz is a Certified Public Accountant and also serves as the President, Chief Compliance Officer and Sole Owner of Welz Financial Services Inc., an investment advisory services and retirement planning firm.

Board Committees
The Board has three standing committees as described below:

Audit Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2010
A. George Battle Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	2

Nominating Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2010
A. George Battle Frederick August Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. There currently is no policy with respect to considering nominees recommended by shareholders.	4

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Valuation Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2010
Taylor M. Welz Kenneth E. Gregory Craig A. Litman John Coughlan Jeremy DeGroot	Responsible for (1) monitoring the valuation of the Funds’ securities and other investments; and (2) as required by each series of the Trust’s valuation procedures, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board for approval and ratification.	4

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Trustee Ownership of Fund Shares
As of December 31, 2010, the Trustees owned the following dollar range of shares of the each series of the Trust:(1)
Name of Trustee	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund	Alternative Strategies Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
A. George Battle	D	D	D	D	D	A	E
Frederick August Eigenbrod, Jr.	D	C	A	C	D	A	E
Harold M. Shefrin	B	C	B	B	B	A	D
Taylor M. Welz	E	E	E	D	D	A	E
Kenneth E. Gregory	E	E	E	E	E	A	E
Craig A. Litman	E	E	E	E	E	A	E
Jeremy DeGroot	D	E	D	C	E	A	E
(1)     Dollar Range of Equity Securities :
A=None
B=$1-$10,000
C=$10,001-$50,000
D=$50,001-$100,000
E= Over $100,000
(2)	As of December 31, 2010, the Trustees each oversaw five registered investment companies in the fund complex.

Trustee Interest in Investment Advisor, Distributor or Affiliates
As of December 31, 2010, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Managers, U.S. Bancorp, the parent company of Quasar Distributors LLC (the “Distributor”), or any of their respective affiliates.  Further, the Independent Trustees and their respective immediate family members did not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Managers, the Distributor, or any of their respective affiliates during the two most recently completed calendar years.

Compensation
With the addition of this new Fund in September 2011, the Trustees’ annual compensation is $76,250, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees.  Because the Fund has recently commenced operations, the following figures represent estimates for the current fiscal period ending December 31, 2011.

Name of Person, Position	Aggregate Compensation from Alternative Strategies Fund (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Complex Paid to Trustees(2)
A. George Battle, Trustee	$1,250	$0	$0	$76,250
Frederick A. Eigenbrod, Jr., Trustee	$1,250	$0	$0	$76,250
Harold M. Shefrin, Trustee	$1,250	$0	$0	$76,250
Taylor M. Welz, Trustee	$1,250	$0	$0	$76,250
Jeremy DeGroot, Trustee*	None	None	None	None
Kenneth E. Gregory, President and Trustee*	None	None	None	None
Craig A. Litman, Secretary and Trustee*	None	None	None	None

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*	As of December 31, 2010, Messrs. DeGroot, Gregory and Litman were Interested Trustees because of their relationship with the Advisor and accordingly served on the Board without compensation.
(1)
The Alternative Strategies Fund commenced operations as of the date of this SAI and therefore has not paid compensation to the Trustees.  It is estimated that the Fund will pay approximately $305,000 in total compensation to the Trustees for the fiscal period ending December 31, 2011.

(2)	Total Compensation from Trust Complex reflects the total amounts paid out of the Trust’s existing five series and the estimate payment for the Alternative Strategies Fund.

Control Persons and Principal Shareholders
A principal shareholder of the Fund is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund.  A control person of the Fund is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control.  A control person can have a significant impact on the outcome of a shareholder vote.

As of the date of this SAI, there are no principal shareholder of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted policies to ensure that any disclosure of information about the Fund’s portfolio holdings is in the best interest of Fund shareholders; and to make clear that information about the Fund’s portfolio holdings should not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;
•	The disclosure is to a mutual fund rating or statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust;
•	The disclosure is made to internal parties involved in the investment process, administration or custody of the Fund, including but not limited to the Advisor, the Managers and the Board;
•
The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g. portfolio information that is available on the Fund’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of the Advisor or the Trust, or the President of the Trust.

The Fund will make its portfolio holdings publicly available on the Fund’s website 15 days after the end of each calendar quarter.

The Fund does not have any individualized ongoing arrangements to make available information about the Fund’s portfolio securities to any person other than the disclosures made, as described above, to internal parties involved in the Fund’s investment process, administration or custody of the Fund.  To the extent required to perform services for the Fund or the Advisor, the Trust’s or the Advisor’s legal counsel or the Trust’s auditors may obtain portfolio holdings information.  Such information is provided subject to confidentiality requirements.

THE ADVISOR AND THE MANAGERS

Subject to the supervision of the Board, investment management and related services are provided by the Advisor to the Fund, pursuant to an investment advisory agreement (the “Advisory Agreement”).  In addition, the assets of the Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Manager approved by the Board pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”).  Under the Advisory Agreement, the Advisor has agreed to (i) furnish the Fund with advice and recommendations with respect to the selection and continued employment of Managers to manage the actual investment of the Fund’s assets; (ii) direct the allocation of the Fund’s assets among such Managers; (iii) oversee the investments made by such Managers on behalf of the Fund, subject to the ultimate supervision and direction of the Board; (iv) oversee the actions of the Managers with respect to voting proxies for the Fund, filing Section 13 ownership reports with the SEC for the Fund, and taking other actions on behalf of the Fund; (v) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of the Fund or a Manager; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

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The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement.  Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust.  Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Board may desire and reasonably request.  With respect to the operation of the Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and the Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Managers selected to invest the assets of the Fund; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees incurred thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor or any Manager.

Under each Management Agreement, each Manager agrees to invest its allocated portion of the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Trust’s and the Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws, each as amended from time to time; the Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Manager.  In providing such services, each Manager shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, each Manager has agreed to (i) furnish the Fund with advice and recommendations with respect to the investment of the Manager’s allocated portion of the Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Manager’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Manager’s allocated portion, subject to the ultimate supervision and direction of the Board; (iv) vote proxies and take other actions with respect to the securities in the Manager’s allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in the Manager’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to Manager’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Managers’ fees), the Fund pays the Advisor an advisory fee at the rate specified in the prospectus.  In addition to the fees payable to the Advisor and the Fund’s administrator, the Fund is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

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Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), the Advisor has also agreed to waive a portion of the advisory fees and/or or reimburse a portion of the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing cost (including commitment fees), dividend expenses, acquired fund fees and expenses and any extraordinary expenses such as but not limited to litigation costs) through September 30, 2012 (unless otherwise sooner terminated) to ensure that the Fund’s total annual fund operating expenses after the fee waiver and/or expense reimbursement for the Institutional Class and the Investor Class will not exceed 1.49% and 1.74%, respectively.  The Expenses Limitation Agreement may be renewed after September 30, 2012 for periods not exceeding one year and may be terminated by the Board on sixty (60) days’ written notice to Litman Gregory.  Litman Gregory may also decline to renew the Expenses Limitation Agreement on thirty (30) days’ written notice to the Trust.  Any fee waiver or expense reimbursement made pursuant to the Expenses Limitation Agreement is subject to the repayment by the Fund within three (3) years following the fiscal year in which the fee waiver or expense reimbursement occurred but only if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board.

The Advisor is controlled by Craig A. Litman, Kenneth E. Gregory and Litman Gregory Asset Management, LLC.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Managers will not be liable to the Trust for any error of judgment by the Advisor or the Managers or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years.  Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement and Management Agreements are terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, upon 60 days’ written notice to the Advisor or a Manager, as applicable.  The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or a Manager, as applicable, upon 60 days’ written notice to the Fund.  The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

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In determining whether to approve or renew the Advisory Agreement and the Management Agreements, the Board will request and evaluate information provided by the Advisor and the Managers, in accordance with Section 15(c) of the 1940 Act.  At its initial approval meeting, the Board considered a number of factors, including the nature and quality of the services to be provided to the Fund by the Advisor and the Managers, the fees and expenses to be borne by the Fund, and the profitability of the relationship for the Advisor.  The Board approved the Advisory Agreement and Management Agreements at its August 31, 2011 meeting.  The factors considered by the Board will be discussed in more detail in the Fund’s 2011 Annual Report.

Legal Proceedings involving a Sub-Advisor
On January 7, 2010, Trust Company of the West (“TCW”) commenced litigation against DoubleLine Capital L.P. (“DoubleLine”) in the Superior Court of the State of California, County of Los Angeles, Central District (the “Court”). The suit alleges that DoubleLine and four employees of DoubleLine who are former employees of TCW or its affiliates, including Jeffrey Gundlach (such four employees, the “Individuals”), misappropriated TCW’s confidential and proprietary information in founding and operating DoubleLine and are using such information in competing for assets under management. The lawsuit also includes claims against certain of the Individuals (including Mr. Gundlach), but not DoubleLine, for breach of fiduciary duty, misappropriation of trade secrets, breach of confidence, intentional interference with contractual relations and civil conspiracy. The lawsuit seeks, among other things, damages in excess of $200 million and asks that the Court impose a constructive trust on the limited partnership interests of DoubleLine in favor of TCW.

On February 10, 2010, DoubleLine and the Individuals filed with the Court an answer denying all of TCW’s claims, and the Individuals (but not DoubleLine) filed with the Court a cross-complaint against TCW for, among other things, breach of contract in connection with TCW’s termination of Mr. Gundlach’s employment and failure to pay amounts due thereunder. DoubleLine has advised that it believes that it and the Individuals have meritorious defenses to the allegations contained in TCW’s lawsuit.

On December 1, 2010, TCW initiated litigation against DoubleLine Funds Trust (“DFT”), a registered open-end investment company, and certain of DFT’s trustees (none of whom serves on Litman Gregory Funds Trust’s Board of Trustees) (the “DFT Trustees”).  The litigation against DFT and the DFT Trustees contained allegations that were substantially similar to the allegations contained in the litigation against DoubleLine and the Individuals, and included among other things claims that DFT aided and abetted, and conspired with, DoubleLine and the Individuals to misappropriate TCW’s trade secrets. The litigation against DFT and the DFT Trustees was designated as “related” to and joined with the case against DoubleLine and the Individuals in an action in front of the same judge.

DFT and the DFT Trustees filed motions seeking to have all of the claims against them dismissed. On January 20, 2011, the Court dismissed all of the claims against DFT and the DFT Trustees, but allowed leave for TCW to file an amended complaint in respect of certain of its claims against DFT and the DFT Trustees. The Court also issued an order, effective upon the filing of an amended complaint, that stays any further proceedings against DFT and the DFT Trustees until the case against DoubleLine and the Individuals has been resolved.

On February 9, 2011, TCW filed amended claims against DFT and a number of unnamed “John Doe” defendants in the Court, but did not reassert any claims against the DFT Trustees. The amended claims contain allegations that are substantially similar to those made in the original litigation against DFT. In the complaint related to the amended claims, TCW seeks a variety of remedies against DFT, including compensatory damages for lost profits; disgorgement of certain management fees and any carried interest obtained or retained by DFT; punitive damages; and certain injunctive relief. There can be no assurance as to the outcome of any litigation.

TCW raised a fund under the U.S. Treasury’s Legacy Securities Public Private Investment Program (the “PPIP”) in the fall of 2009 to be managed by Mr. Gundlach, as key person, and announced in January 2010, subsequent to the termination of Mr. Gundlach, that it had voluntarily withdrawn the fund from the PPIP and would conduct an orderly liquidation of the fund.  DoubleLine has advised that employees and former employees of DoubleLine have been interviewed by representatives of the Special Inspector General of the Troubled Asset Relief Program, and by the office of the United States Attorney for the Southern District of New York, in connection with the PPIP and in connection with the same allegations of misappropriation of proprietary information made by TCW in its litigation against DoubleLine.  DoubleLine has advised that it understands that the inquiry stems at least in part from a federal grand jury inquiry. DoubleLine has also advised that it has cooperated with the inquiry and has voluntarily produced documents.

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The Board and its independent legal counsel received and considered oral and written reports from the Advisor regarding the due diligence performed by the Advisor related to the legal proceedings involving DoubleLine and TCW, including discussions with counsel to DoubleLine, discussions with current clients of DoubleLine, and a review of pleadings, court rulings, and other similar materials.  The Board also considered the Advisor’s recommendation to retain DoubleLine as a sub-advisor to the Fund despite the pending legal proceedings involving DoubleLine.  Additionally, special outside legal counsel was engaged to review the publicly available records of the proceedings and to evaluate the merits of TCW’s allegations.  After considering the information received and such other factors as it considered to be relevant, the Board determined to accept the Advisor’s recommendation and engage DoubleLine as a sub-advisor to the Fund, and the Board determined that the likelihood of a material adverse impact on the viability of the Fund resulting from the proceedings should be remote.

Litigation and investigation and defense of any governmental inquiry or investigation can be expensive and time consuming, and their results can be unpredictable. There can be no assurances as to the outcome of these matters. The litigation and any governmental inquiry or investigation could consume a material amount of DoubleLine's resources thereby potentially impairing DoubleLine's ability to attract or retain talented personnel or otherwise effectively manage its portion of the Alternative Strategies Fund. In the event of an adverse outcome or if expenses of the litigation and related matters are greater than anticipated, DoubleLine's ability to manage its portion of the Alternative Strategies Fund may be materially impaired, and shareholders, or the viability of the Alternative Strategies Fund, could be adversely affected.

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund.  Each portfolio manager or team member is referred to as a portfolio manager below.  The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another.  Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below.  Information in all tables is shown as of June 30, 2011.  Asset amounts are approximate and have been rounded.

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding each series of the Trust)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Alternative Strategies Fund
Jeremy DeGtoot	5	2,491,336,797	0	0	1	$115,000
Jeffrey Gundlach (DoubleLine Capital)	5	$8,742,500,000	1	$894,700,000	38	$2,350,400,000

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Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding each series of the Trust)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Steven Romick (First Pacific)	1	$6,716,619,227	5	$774,648,559	6	$68,342,363
Brian Selmo (First Pacific)	0	$0	1	$11,314,384	0	$0
Mark Landecker (First Pacific)	0	$0	1	$117,607,644	0	$0
Matt Eagan (Loomis Sayles)	13	$47,343,080.069	16	$5,850,514,277	53	$4,429,831,055
Kevin Kearns (Loomis Sayles)	3	$799,963,750	10	$2,053,950,937	29	$3,986,085,739
Todd Vandam (Loomis Sayles)	2	$730,475,773	2	$273,446,295	16	$3,569,00
John Orrico (Water Island Capital)	3	$2,388,599,752	1	$4,004,202	0	$0
Todd Munn (Water Island Capital)	3	$2,388,599,752	1	$4,004,202	0	$0
Roger Foltynowicz (Water Island Capital)	3	$2,388,599,752	1	$4,004,202	0	$0
Gregg Loprete (Water Island Capital)	3	$2,388,599,752	1	$4,004,202	0	$0

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Fund’s portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees.  Information is shown as of June 30, 2011. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

	Registered Investment Companies (excluding each series of the Trust)		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Alternative Strategies Fund
Jeremy DeGroot (Litman/Gregory)	0	$0	0	$0	0	$0
Jeffrey Gundlach (DoubleLine Capital)	0	$0	1	$894,700,000	0	$0
Steven Romick (First Pacific)			5	$774,648,559
Brian Selmo (First Pacific)	0	$0	1	$11,314,384	0	$0
Mark Landecker (First Pacific)	0	$0	1	$117,607,644	0	$0
Matt Eagan (Loomis Sayles)	0	$0	1	$677,19,590	0	0
Kevin Kearns (Loomis Sayles)	0	$0	1	$677,109,590	0	$0
Todd Vandam (Loomis Sayles)	0	$0	0	$0	0	$0
John Orrico (Water Island Capital)	0	$0	0	$0	0	$0
Todd Munn (Water Island Capital)	0	$0	0	$0	0	$0
Roger Foltynowicz (Water Island Capital)	0	$0	0	$0	0	$0
Gregg Loprete (Water Island Capital)	0	$0	0	$0	0	$0

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Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio managers of each of the following Managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

DOUBLELINE
Sub-Advisor to the Alternative Strategies Fund

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other.  Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities.  Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund.  The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund.  Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Fund and another account.  DoubleLine  has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of DoubleLine invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer.  In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities.  Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.  When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees and Personal Investments.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment.  Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.  DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

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FIRST PACIFIC ADVISORS, LLC (“First Pacific”)
Sub-Advisor to the Alternative Strategies Fund

Although First Pacific manages other accounts that may have similar investment objectives or strategies, First Pacific believes that no material conflicts currently exist, and that any material conflicts of interest that may arise in connection with First Pacific’s management of the Fund’s investments and the management of the investments of other accounts are addressed primarily through First Pacific’s allocation policies. Under these policies, First Pacific attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund.  The main factors considered in such allocations are the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

LOOMIS SAYLES & COMPANY, LP (“Loomis Sayles”)
Sub-Advisor to the Alternative Strategies Fund

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by a portfolio manager.  A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest.  Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts.  Each Adviser and Subadviser has adopted policies and procedures to mitigate the effects of these conflicts.  Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.”

WATER ISLAND CAPITAL, LLC (“Water Island”)
Sub-Advisor to the Alternative Strategies Fund

Water Island does not believe that the overlapping responsibilities of the portfolio managers or the various elements of their compensation present any material conflict of interest for the following reasons because (1) the Fund and the other accounts they manage are similar; (2) Water Island follows strict and detailed written allocation procedures designed to allocate securities purchases and sales between the Fund and the other account in a fair and equitable manner; (3) Water Island has adopted policies limiting the ability of the portfolio managers to cross trade securities between the Fund and the other accounts; and (4) all allocations are subject to review by Water Island’s Chief Compliance Officer.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for the Fund’s portfolio managers as of June 30, 2011.

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DOUBLELINE
Sub-Advisor to the Alternative Strategies Fund

The overall objective of the compensation program for portfolio managers is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term.  Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and DoubleLine.  Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in DoubleLine.  Bonuses and equity generally represent most of the portfolio managers’ compensation.  However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible.  Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary.  Salary is agreed to with portfolio managers at time of employment and is reviewed from time to time.  It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums.  Portfolio managers receive discretionary bonuses.  However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives.  Portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine or participation in stock option or stock appreciation plans of DoubleLine.  These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine as a whole.  Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to the success of DoubleLine.

Other Plans and Compensation Vehicles.  Portfolio managers may elect to participate in DouleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.  DoulebLine may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary.   As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.

FIRST PACIFIC
Sub-Advisor to the Alternative Strategies Fund

Compensation of the portfolio managers is primarily through participation in First Pacific’s revenues and profits.  The portfolio managers’ compensation is not based on the performance of the Fund.  The participation in revenues and profits of First Pacific is primarily based on the revenues received on the assets managed by those portfolio managers, including the Fund’s assets, and partly based on the overall profitability of First Pacific.  This participation has both fixed and variable components.  The variable participation is based upon First Pacific’s assessment of the portfolio managers’ performance in a number of key areas including product management and business development, succession planning and team building, identity, and long term performance.  In addition, First Pacific further provides for a discretionary bonus that can be allocated to any member of the firm, including portfolio managers who are equity owners, in order to recognize outstanding achievements in any given year.  In addition, for portfolio managers who are equity owners of First Pacific, the value of their ownership interest is dependent upon their ability to effectively manage their business over the long term.  First Pacific offers a 401(k) plan whereby the portfolio managers, as well as all permanent employees of First Pacific, may elect to contribute up to the legal limit.

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LOOMIS SAYLES
Sub-Advisor to the Alternative Strategies Fund

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program.  Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (“CIO”) and senior management.  The CIO and senior management evaluate these other factors annually.

LITMAN GREGORY FUND ADVISORS, LLC
Advisor to the each series of the Trust

Litman Gregory’s portfolio managers are compensated based on a fixed salary and a distribution of company profits commensurate with the portfolio managers’ respective ownership percentages in Litman Gregory.

WATER ISLAND
Sub-Advisor to the Alternative Strategies Fund

Water Island’s portfolio managers are compensated in a combination of a salary and a bonus based on the profitability of Water Island.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of the Fund, as of August 31, 2011.

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Jeremy DeGroot/
Alternative Strategies Fund	A
Matt Eagan/
Alternative Strategies Fund	A
Roger Foltynowicz/
Alternative Strategies Fund	A
Jeffrey Gundlach/
Alternative Strategies Fund	A
Kevin Kearns/
Alternative Strategies Fund	A
Mark Landecker/
Alternative Strategies Fund	A
Gregg Loprete
Alternative Strategies Fund	A
Todd Munn/
Alternative Strategies Fund	A

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Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
John Orrico/
Alternative Strategies Fund	A
Steven Romick/
Alternative Strategies Fund	A
Brian Selmo/
Alternative Strategies Fund	A
Todd Vandam/
Alternative Strategies Fund	A
Todd Vandam/
Alternative Strategies Fund	A
Todd Vandam/
Alternative Strategies Fund	A
Todd Vandam/
Alternative Strategies Fund	A

Key of Dollar Ranges for Table:  A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Fund, subject to the Board’s continuing oversight.  The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Managers.

LITMAN GREGORY FUND ADVISORS, LLC
Advisor to the each series of the Trust

It is the Advisor’s policy to vote all proxies received by each series of the Trust in a timely manner.  In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”).  However, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis.  Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations.  Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Fund, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Fund’s portfolio securities to one or more of the Managers.  To the extent such responsibility is delegated to a Manager, the Manager shall assume the fiduciary duty and reporting responsibilities of the Advisor.  Unless otherwise instructed by the Fund or the Advisor, the Manager shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Fund’s shareholders.  In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Fund’s principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of the Fund, the conflict shall be resolved by voting in accordance with a predetermined voting policy.  However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

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DOUBLELINE
Sub-Advisor to the Alternative Strategies Fund

DoubleLine determines how to vote proxies relating to portfolio securities pursuant to its written proxy voting policies and procedures, which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and (the "Proxy Policy") and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders. Under the Proxy Policy, DoubleLine will review each proxy to determine whether there may be a material conflict between DoubleLine and the Fund. If no conflict exists, DoubleLine will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances, taking into account, but not necessarily being bound by, any recommendation made by any third party vendor that has been engaged by DoubleLine  to provide recommendations on the voting of proxies.

If a material conflict does exist, DoubleLine will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the recommendation of an independent third-party service provider; (iii) voting in accordance with the instructions of the Fund’s Board, or any committee thereof; or (iv) not voting the proxy.  In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine may also consider the factors and guidelines included in its Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proxies of non-U.S. issuers, DoubleLine reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the relevant Fund.

DoubleLine supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy.

FIRST PACIFIC
Sub-Advisor to the Alternative Strategies Fund

First Pacific has implemented Proxy Voting Policies and Procedures, which underscore First Pacific’s concern that all proxy voting decisions be made in the best interests of the Fund and that First Pacific act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.  Certain of First Pacific’s proxy voting guidelines include the following: First Pacific votes for uncontested director nominees recommended by management.  First Pacific votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.  First Pacific votes against a management proposal to eliminate or limit shareholders' rights to call a special meeting.  Although many proxy proposals can be voted in accordance with First Pacific's proxy voting guidelines, some proposals will require special consideration, and First Pacific will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between First Pacific’s interests and the Fund’s interests, First Pacific will resolve the conflict as follows: to the extent the matter is specifically covered by First Pacific’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.  To the extent First Pacific is making a case-by-case determination under its proxy voting guidelines, First Pacific will disclose the conflict to the Board or the Advisor and obtain the Board or Advisor’s consent to vote or direct the matter to an independent third party, selected by the Board or the Advisor, for a vote determination.  If the Board's or the Advisor’s consent or the independent third party’s determination is not received in a timely manner, First Pacific will abstain from voting the proxy.

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LOOMIS SAYLES
Sub-Advisor to the Alternative Strategies Fund

Loomis Sayles uses the services of third parties (“Proxy Voting Services”) to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Services’ own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles’ Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.  All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All nonroutine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of the funds holding the security, and will be voted in the best investment interests of the funds. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of the funds holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and updating of the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the funds holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have; and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

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WATER ISLAND
Sub-Advisor to the Alternative Strategies Fund

Water Island intends to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. Water Island takes their fiduciary responsibilities very seriously and believes the right to vote proxies is a significant asset of shareholders and clients. Water Island exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

Water Island votes proxies solely in the interests of its clients and believes that any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, Water Island gives substantial weight to the recommendation of management on any issue. However, Water Island will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of Water Island’s clients.

Water Island recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Water Island or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. Water Island shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of Water Island with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of Water Island’s business, and to bring conflicts of interest of which they become aware to the attention of Water Island. Water Island shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Water Island’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If Water Island determines that a conflict of interest is not material, Water Island may vote proxies notwithstanding the existence of a conflict.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, 2010 are available without charge, upon request, by calling toll-free, (800) 960-0188 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures will also be available without charge, upon request, by calling (800) 960-0188.

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the “Administrator”) has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust’s books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust’s insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust’s shareholders and Trustees and reports to and other filings with the SEC and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to register or maintain the Trust’s registration and/or the registration of the shares of the Trust under the securities or “blue sky” laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, that are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust’s custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; (vii) together with the Advisor, monitoring compliance by the Managers with tax, securities and other applicable requirements; and (viii) authorizing and directing any of the Administrator’s directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.  All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such trustees, officers or employees of the Administrator.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Management Agreement states that, with respect to the segment of the Fund’s portfolio allocated to the applicable Manager, the Manager shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Board.  In general, a Manager’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances.  In selecting a broker-dealer to execute each particular transaction, a Manager may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Advisor and the Board may determine, a Manager shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s or Advisor’s overall responsibilities with respect to the Fund or other advisory clients.  Each Manager is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either.  Such allocation shall be in such amounts and proportions as the Manager shall determine.  Each Manager shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

Distribution of Fund Shares

The Fund’s principal underwriter is Quasar Distributors LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or the Distributor.  The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions.  The Distributor is compensated for performing this service by the Advisor and is not paid directly by the Fund.

Distribution Plan

As noted in the Prospectus, the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Fund.

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Under the Distribution Plan, the Fund is authorized to pay the Distributor for distribution services related to Investor Class shares (the “Distribution Fee”) at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of the Fund’s Investor Class shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred.  Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of the Fund’s shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current shareholders of the Fund, the printing and mailing of sales literature pertaining  to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of a Manager, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  The Advisor does not expect the Fund’s portfolio turnover rate to exceed 150% in most years.

NET ASSET VALUE

The net asset value of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern time) each business day that the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE.  In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading.  In that case, the price used to determine the Fund’s net asset value on the last day on which such exchange was open will be used, unless the Board determines that a different price should be used.  Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Fund’s net asset value is not calculated.  Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of the Fund’s net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

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Generally, the Fund’s investments are valued on the basis of market quotations or, if such quotations are not readily available, at fair value as determined in good faith by the Managers and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.

The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Fund’s accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Managers to be the primary market.  Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation.  Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by the Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Board, or at fair value as determined in good faith by procedures approved by the Board.  Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price.  An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price.  The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price.  When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board.  If an options or futures exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.  If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

TAXATION

The Fund will be taxed, under the Code, as a separate entity from any other series of the Trust, and the Fund intends to elect to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code.  In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

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In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements.  Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested in shares.  In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.  Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.  Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed.

The Fund or any securities dealer effecting a redemption of the Fund’s shares by a shareholder will be required to file information reports with the Internal Revenue Service (“IRS”) with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax at the rate of 28% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to backup withholding.

The Fund intends to declare and pay dividends and other distributions, as stated in the prospectus.  In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

The Fund may receive dividend distributions from U.S. corporations.  To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the “dividends received” deduction, and individual shareholders may have “qualified dividend income,” which would be subject to tax at the shareholder’s maximum capital gains tax rate (0% or 15%).  Availability of the deduction and/or taxation at the maximum capital gains tax rate is subject to certain holding period and debt-financing limitations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund.  Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

For accounting purposes, premiums paid by the Fund are recorded as an asset and are subsequently adjusted to the current market value of the option.  Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

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Any security, option or other position entered into or held by the Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses.  Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund.  Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss.  Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares.  Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period.  All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment.  Foreign taxes may apply to non-U.S. investors.

The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund.  Paul, Hastings, Janofsky & Walker LLP, counsel to the Trust, has expressed no opinion in respect thereof.  Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund.  Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January.  Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

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The Fund is required to withhold 28% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number.  The Fund also is required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996 currently with six separate series.  The Alternative Strategies Fund anticipates commencing operations on or about September 30, 2011.  The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series of the Trust.  Each share represents an interest in a series of the Trust proportionately equal to the interest of each other share.  Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of a series of the Trust available for distribution to its shareholders.  If deemed advisable and in the best interest of shareholders, the Board may create additional series of shares that differ from each other only as to dividends.  The Board has created six series of shares, and may create additional series in the future, which have separate assets and liabilities.  Income and operating expenses not specifically attributable to a series of the Trust will be allocated fairly among the series by the Trustees, generally on the basis of the relative net assets of each series.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act on behalf of the Fund.  The Alternative Strategies Fund is authorized to issue two classes of shares: Institutional Class shares and Investor Class shares.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

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The Fund may hold special meetings and mail proxy materials.  These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy.  The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.  The number of votes each shareholder is entitled to is based on the number of shares he or she owns.  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders.  It is not contemplated that regular annual meetings of shareholders will be held.

The Board may, at its own discretion, create additional series of shares.  The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee.  No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares.  Shareholders have no preemptive or conversion rights.  Shares when issued are fully paid and non-assessable by the Trust, except as set forth above.

The Advisor has obtained an exemptive order from the SEC which permits it, subject to certain conditions, to retain new investment managers with the approval of the Board but without obtaining shareholder approval.  The order also permits the Advisor to change the terms of agreements with the Managers or to continue the employment of a Manager after an event that would otherwise cause the automatic termination of services.  Shareholders must be notified of any Manager changes.  Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund.  The order also permits the Fund to disclose managers’ fees only in the aggregate in its registration statement.

The Trust, the Advisor, the Managers and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  These codes of ethics permit, subject to certain conditions, personnel of the Advisor, the Managers and the Distributor, to invest in securities that may be purchased or held by the Fund.

The Trust’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts  02171 is responsible for holding the Fund’s assets and acting as the Trust’s accounting services agent.  The Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, assists in the preparation of certain reports to the SEC and the Fund’s tax returns.  The Trust’s legal counsel is Paul Hastings LLP, 55 Second Street, San Francisco, California 94105.

The Fund reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value (a redemption in kind).  If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

Because the Fund has recently commenced operations, there are no financial statements available at this time.  Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available.  Financial statements certified by the Fund’s independent registered public accounting firm will be submitted to shareholders at least annually.

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APPENDIX
Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa---Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications.  The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA--This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

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Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety.  The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics.  Capacity for timely payment on issues with the designation “A-2” is strong.  However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

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MASTERS’ SELECT FUNDS TRUST

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)		Articles of Incorporation.

(1)
Agreement and Declaration of Trust is herein incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on August 12, 1996.

(A)
Amendment to the Declaration of Trust is herein incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed with the SEC on November 15, 1996.

(B)	Amendment to the Declaration of Trust dated December 4, 2008 – filed herewith.

(C)	Amendment to the Declaration of Trust dated August 31, 2011 – filed herewith.

(b)	Amended and Restated By-laws dated August 31, 2011 – filed herewith.

(c)		Instruments Defining Rights of Security Holders – None.

(d)		Investment Advisory Contracts.

(1)
Unified Investment Advisory Agreement between the Masters’ Select Funds Trust and Litman Gregory Fund Advisors, LLC dated May 28, 2003 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed with the SEC on February 25, 2004.

(A)	Amendment dated August 31, 2011 to the Unified Investment Advisory Agreement – filed herewith.

(2)	Sub-Advisory Agreements

(A)	Equity Fund
	1.	Form of Investment Management Agreement with Davis Selected Advisers L.P.(1)
	2.	Form of Investment Management Agreement with Friess Associates, LLC(1)
	3.	Form of Investment Management Agreement with Southeastern Asset Management, Inc.(1)
	4.	Amendment No. 1 dated June 19, 2009 to Investment Management Agreement with Southeastern Asset Management, Inc. (11)
	5.	Form of Investment Management Agreement with Wells Capital Management, Inc.(7)
	6.	Form of Investment Management Agreement with Sands Capital Management, LLC (10)
	7.	Form of Investment Management Agreement with Turner Investment Partners, Inc. (10)
	8.	Investment Management Agreement with Harris Associates, L.P. (11)

(B)	International Fund
	1.	Form of Investment Management Agreement with Mastholm Asset Management, LLC (10)
	2.	Form of Investment Management Agreement with Harris Associates, L.P. (4)
	3.	Investment Management Agreement with Thornburg Investment Management, Inc. (6)
	4.	Form of Investment Management Agreement with Third Avenue Management, LLC(7)
	5.	Investment Management Agreement with Northern Cross, LLC (10)
	6.	Form of Investment Management Agreement with Marsico Capital Management, LLC (10)

(C)	Value Fund
	1.	Form of Investment Management Agreement with Southeastern Asset Management, Inc. (4)
	2.	Form of Investment Management Agreement with Harris Associates, L.P. (4)
	3.	Form of Investment Management Agreement with Franklin Mutual Advisers, LLC(4)

(D)	Smaller Companies Fund
	1.	Form of Investment Management Agreement with Friess Associates, LLC(5)
	2.	Form of Investment Management Agreement with First Pacific Advisors LLC(5)
	3.	Form of Investment Management Agreement with Wells Capital Management, Inc. (7)
	4.	Form of Investment Management Agreement with Copper Rock Capital Partners, LLC(9)
	5.	Form of Investment Management Agreement with Cove Street Capital, LLC – filed herewith.

(E)	Focused Opportunities Fund
	1.	Investment Management Agreement with Davis Selected Advisors, L.P. (8)
	2.	Investment Management Agreement with Franklin Mutual Advisers, LLC(8)
	3.	Form of Investment Management Agreement with Sands Capital Management, LLC (10)

(F)	Alternative Strategies Fund
	1.	Investment Management Agreement with DoubleLine Capital LP – filed herewith.
	2.	Investment Management Agreement with First Pacific Advisors LLC – filed herewith.
	3.	Investment Management Agreement with Loomis Sayles & Company, LP – filed herewith.
	4.	Investment Management Agreement with Water Island Capital LLC – filed herewith.

(e)		Distribution Contracts.

(1)
Form of Distribution Agreement with Quasar Distributors, LLC dated February 25, 2004 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2004.

(A)
Form of Amendment dated June 8, 2006 to the Distribution Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(B)
Form of Amendment dated February 2, 2007 to the Distribution Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(C)	Amendment dated August 31, 2011 to the Distribution Agreement – filed herewith.

(f)		Bonus or Profit Sharing Contracts – None.

(g)		Custody Agreement.

(1)
Form of Custody Agreement with State Street Bank and Trust Company is herein incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on December 17, 1996.

(A)	Amendment dated August 31, 2011 to the Custody Agreement – filed herewith.

(h)		Other Material Contracts.

(1)
Form of Amended and Restated Fund Administration Servicing Agreement dated May 28, 2003 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(A)
Form of Amendment dated June 8, 2006 to the Amended and Restated Fund Administration Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(B)
Form of Amendment dated February 2, 2007 to the Amended and Restated Fund Administration Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(C)	Amendment dated August 31, 2011 to the Amended and Restated Fund Administration Servicing Agreement – filed herewith.

(2)	Power of Attorney dated March 4, 2008 (10)

(3)	Restated Contractual Advisory Fee Waiver Agreement (10)

(A)	Amendment dated August 31, 2011 to the Restated Contractual Advisory Fee Waiver Agreement – filed herewith.

(4)	Form of Operating Expenses Limitation Agreement – filed herewith.

(i)
Opinion and Consent of Counsel dated June 22, 2006 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed with the SEC on June 22, 2006.

(1)	Opinion and Consent of Counsel dated September 2, 2011 for the Litman Gregory Masters Alternative Strategies Fund – filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)		Omitted Financial Statements – None.

(l)		Investment Letter is herein incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on December 17, 1996.

(m)		Rule 12b-1 Plan – None.

(n)		Rule 18f-3 Plan – None.

(o)		Reserved.

(p)		Codes of Ethics.

(1)
Code of Ethics for Masters’ Select Funds Trust is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2005.

(2)
Code of Ethics for Litman Gregory Fund Advisors, LLC is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2005.

	(3)	Codes of Ethics for the Sub-Advisors

(A)	Davis Selected Advisers, L.P. (2)
(B)	Friess Associates, LLC(2)
(C)	Mastholm Asset Management, LLC (2)
(D)	Franklin Mutual Advisers, LLC (3)

(E)	First Pacific Advisors, LLC (5)
(F)	Thornburg Investment Management, Inc. (6)
(G)	Southeastern Asset Management, Inc. (7)
(H)	Wells Capital Management, Inc. (7)
(I)	Third Avenue Management, LLC (7)
(J)	Marsico Capital Management, LLC (7)
(K)	Copper Rock Capital Partners (8)
(L)	Northern Cross, LLC (10)
(M)	Reed Conner & Birdwell, LLC (10)
(N)	Harris Associates L.P. (10)
(O)	Sands Capital Management, LLC (10)
(P)	Turner Investment Partners, Inc. (10)
(Q)	DoubleLine Capital LP – filed herewith.
(R)	Loomis Sayles & Company, LP – filed herewith.
(S)	Water Island Capital LLC – filed herewith.

(1)
Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on December 17, 1996 and is herein incorporated by reference.

(2)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed with the SEC on April 20, 2000 and is herein incorporated by reference.

(3)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed with the SEC on June 22, 2000 and is herein incorporated by reference.

(4)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2001 and is herein incorporated by reference.

(5)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed with the SEC on May 23, 2003 and is herein incorporated by reference.

(6)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed with the SEC on February 25, 2004 and is herein incorporated by reference.

(7)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2005 and is herein incorporated by reference.

(8)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed with the SEC on June 22, 2006 and is herein incorporated by reference.

(9)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007 and is herein incorporated by reference.

(10)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008 and is herein incorporated by reference.

(11)
Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010 and is herein incorporated by reference.

Item 29.  Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification

Article VI of Registrant’s By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES.  For the purpose of this Article, “agent” means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST.  This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceedings, if it is determined that persons acted in good faith and reasonably believed:

(1)	in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and

(2)	in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and

(3)	in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. ACTIONS BY THE TRUST.  This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION.  Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(1)
In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(2)
In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(3)
Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT.  To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of nay claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL.  Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(1)	A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(2)	A written opinion by an independent legal counsel.

Section 7. ADVANCE OF EXPENSES.  Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification.  Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS.  Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS.  No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(1)
that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(2)	that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE.  Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN.  This Article does not apply to nay proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article.  Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

In addition to the indemnification provisions provided for in the Registrant's By-Laws, the Registrant has also entered into indemnification agreements (the "Indemnification Agreements") with each of the Trustees and with its Chief Compliance Officer (collectively, the "Indemnitees"). The Indemnification Agreements set forth the procedure by which Indemnitees are to request and receive advancement of expenses and indemnification. The Indemnification Agreements provide that, in any determination for advancement of expenses or indemnification, the Indemnitees are entitled to a rebuttable presumption that they did not engage in conduct that would disqualify them from eligibility to receive advancement of expenses or for indemnification. The Indemnification Agreements also set forth the procedure by which an independent counsel may be chosen if independent counsel is to make a determination of any Indemnitee's qualification for advancement of expenses or indemnification.

Item 31.  Business and Other Connections of the Investment Advisor

The information required by this item is contained in the Form ADV of the following entities and is incorporated herein by reference:

Name of investment adviser	File No.

Litman Gregory Fund Advisors, LLC	801-52710
Davis Selected Advisors, L.P.	801-31648
Southeastern Asset Management, Inc.	801-11123
Friess Associates, LLC	801-16178
Wells Capital Management, Inc.	801-21122
Mastholm Asset Management, LLC	801-54834
Harris Associates L.P.	801-50333
Franklin Mutual Advisers. LLC	801-53068
First Pacific Advisors, LLC	801-39512
Thornburg Investment Management, Inc.	801-17853
Third Avenue Management, LLC	801-27792
Marsico Capital Management, LLC	801-54914
Copper Rock Capital Partners, LLC	801-63900
Northern Cross, LLC	801-62668
Reed Conner & Birdwell, LLC	801-60014
Sands Capital Management, LLC	801-64820
Turner Investment Partners, Inc.	801-36220
DoubleLine Capital LP	801-70942
Loomis Sayles & Company, LP	801-170
Water Island Capital LLC	801-57341

Item 32.  Principal Underwriter

Quasar Distributors, LLC acts as the Principal Underwriter for the Funds.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Keystone Mutual Funds
Allied Asset Advisors Funds	Kiewit Investment Fund, LLLP
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	Litman Gregory Funds Trust
Alpine Series Trust	LKCM Funds
Artio Global Funds	LoCorr Investment Trust
Brandes Investment Trust	MainGate Trust
Brandywine Blue Funds, Inc.	Managed Portfolio Series
Bridges Investment Fund, Inc.	Matrix Advisors Value Fund, Inc.
Buffalo Funds	Monetta Fund, Inc.
Country Mutual Funds Trust	Monetta Trust
Cushing MLP Funds Trust	Nicholas Family of Funds, Inc.
DoubleLine Funds Trust	Permanent Portfolio Family of Funds, Inc.
Empiric Funds, Inc.	Perritt Funds, Inc.
Evermore Funds Trust	Perritt Microcap Opportunities Fund, Inc.
First American Funds, Inc.	PineBridge Mutual Funds
First American Investment Funds, Inc.	PRIMECAP Odyssey Funds
First American Strategy Funds, Inc.	Professionally Managed Portfolios
Fort Pitt Capital Funds	Prospector Funds, Inc.
Glenmede Fund, Inc.	Purisima Funds
Glenmede Portfolios	Quaker Investment Trust
Greenspring Fund, Inc.	Rainier Investment Management Mutual Funds
Guinness Atkinson Funds	RBC Funds Trust
Harding Loevner Funds, Inc.	SCS Financial Funds
Hennessy Funds Trust	Thompson Plumb Funds, Inc.
Hennessy Funds, Inc.	TIFF Investment Program, Inc.
Hennessy Mutual Funds, Inc.	Trust for Professional Managers
Hennessy SPARX Funds Trust	USA Mutuals Funds
Hotchkis and Wiley Funds	Wall Street Fund
Intrepid Capital Management Funds Trust	Wexford Trust
IronBridge Funds, Inc.	Wisconsin Capital Funds, Inc.
Jacob Funds, Inc.	WY Funds

(b)	To the best of the Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None
(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(b)	Not applicable.

Item 33.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Investment Advisor	Litman Gregory Fund Advisors, LLC 4 Orinda Way Suite 200-D Orinda, CA 94563
Registrant’s Fund Administrator	U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, CA 91741
Registrant’s Custodian/Fund Accountant	State Street Bank & Trust Co. 1776 Heritage, Dr. Quincy, MA 02171
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan St Milwaukee, WI 53202

Records Relating to:	Are located at:
Registrant’s Transfer Agent	Boston Financial Data Services, Inc. 330 West 9th St. Kansas City, MO 64105
The documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant’s respective Sub-Advisors:
Copper Rock Capital Partners, LLC 200 Clarendon Street Boston, MA 02116
Davis Selected Advisers, L.P. 124 East Marcy Street Santa Fe, NM 87501
DoubleLine Capital LP 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071
First Pacific Advisors, LLC 11400 West Olympic Boulevard, Suite 1200 Los Angeles, CA 90064
Franklin Mutual Advisors, LLC 51 John F. Kennedy Parkway Short Hills, NJ 07078
Friess Associates, LLC 350 Broadway Jackson, WY 83001
Harris Associates L.P. Two North LaSalle, Suite 500 Chicago, IL 60602
Loomis Sayles & Company, LP One Financial Center Boston, MA 02111
Marsico Capital Management, LLC 1200 17th Street, Suite 1600 Denver, CO 80202
Mastholm Asset Management, LLC 10500 N.E. 8th Street, Suite 660 Bellevue, WA 98004
Northern Cross, LLC 125 Summer Street, Suite 1470 Boston, MA 02110
Reed Conner & Birdwell, LLC 11111 Santa Monica Blvd., Suite 1700 Los Angeles, CA 90025
Sands Capital Management, LLC 1101 Wilson Boulevard, Suite 2300 Arlington, VA 22209
Southeastern Asset Management, Inc. 6401 Poplar Avenue Memphis, TN 38119
Third Avenue Management, LLC 622 Third Avenue New York, NY 10017

Records Relating to:	Are located at:
Thornburg Investment Management, Inc. 119 East Marcy St, Suite 202 Santa Fe, NM 97501
Turner Investment Partners, Inc. 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312
Water Island Capital LLC 41 Madison Avenue, 42nd Floor New York, NY 10010
Wells Capital Management, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051

Item 34.  Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35.  Undertakings

Registrant hereby undertakes to:

(1)	Furnish each person to whom a Prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

(2)
If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post Effective Amendment No. 50 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Orinda and State of California, on the 2nd day of September, 2011.

MASTERS’ SELECT FUNDS TRUST

By: /s/Kenneth E. Gregory*
Kenneth E. Gregory
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 50 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Kenneth E. Gregory*	President and Trustee	September 2, 2011
Kenneth E. Gregory

/s/Craig A. Litman*	Trustee	September 2, 2011
Craig A. Litman

/s/A. George Battle*	Trustee	September 2, 2011
A. George Battle

/s/Frederick A. Eigenbrod, Jr.*	Trustee	September 2, 2011
Frederick A. Eigenbrod, Jr.

/s/Harold M. Shefrin*	Trustee	September 2, 2011
Harold M. Shefrin

/s/Taylor M. Welz*	Trustee	September 2, 2011
Taylor M. Welz

/s/John Coughlan	Chief Financial and Accounting Officer	September 2, 2011
John Coughlan

* By: /s/John Coughlan
John Coughlan, Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description

(a)(1)(B)	Amendment to the Declaration of Trust

(a)(1)(C)	Amendment to the Declaration of Trust

(b)	Amended and Restated Bylaws

(d)(1)(A)	Amendment to the Unified Investment Advisory Agreement

(d)(2)(D)(5)	Form of Investment Management Agreement with Cove Street Capital, LLC

(d)(2)(F)(1)	Investment Management Agreement with DoubleLine Capital LP

(d)(2)(F)(2)	Investment Management Agreement with First Pacific Advisors LLC

(d)(2)(F)(3)	Investment Management Agreement with Loomis Sayles & Company, LP

(d)(2)(F)(4)	Investment Management Agreement with Water Island Capital LLC

(e)(1)(C)	Amendment to the Distribution Agreement

(g)(1)(A)	Amendment to the Custody Agreement

(h)(1)(C)	Amendment to the Amended and Restated Fund Administration Servicing Agreement

(h)(3)(A)	Amendment to the Restated Contractual Advisory Fee Waiver Agreement

(h)(4)	Form of Operating Expenses Limitation Agreement

(i)(1)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm

(p)(3)(Q)	Code of Ethics for DoubleLine Capital LP

(p)(3)(R)	Code of Ethics for Loomis Sayles & Company, LP

(p)(3)(S)	Code of Ethics for Water Island Capital LLC